                                                                  Exhibit 10.48

                            AGREEMENT OF PURCHASE AND SALE


                                        among


                               THE SELLERS NAMED HEREIN



                                         and



                         PRIME GROUP REALTY, L.P., the BUYER










                                 As of July 22, 1998


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                                  TABLE OF CONTENTS
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                                  ARTICLE I

                                 DEFINITIONS . . . . . . . . . . . . . . . . . . .  2
Section 1.1    DEFINED TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . .  2


                                 ARTICLE II

                       SALE, PURCHASE PRICE AND CLOSING. . . . . . . . . . . . . . 10
Section 2.1    SALE OF ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Section 2.2    PURCHASE PRICE; EARNEST MONEY . . . . . . . . . . . . . . . . . . . 11
Section 2.3    THE CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14


                                 ARTICLE III

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER. . . . . . . . 15
Section 3.1    GENERAL SELLER REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . 15
                 (a)  FORMATION; EXISTENCE . . . . . . . . . . . . . . . . . . . . 15
                 (b)  POWER AND AUTHORITY. . . . . . . . . . . . . . . . . . . . . 15
                 (c)  NO CONSENTS. . . . . . . . . . . . . . . . . . . . . . . . . 15
                 (d)  NO CONFLICTS . . . . . . . . . . . . . . . . . . . . . . . . 16
                 (e)  SUBSIDIARIES/ AUTHORITY TO CONDUCT BUSINESS. . . . . . . . . 16
                 (f)  LIMITED LIABILITY COMPANY AGREEMENT. . . . . . . . . . . . . 16
                 (g)  CITY CENTER ASSIGNORS. . . . . . . . . . . . . . . . . . . . 16
                 (h)  RESTRICTIONS UPON ACQUISITION OF INTERESTS . . . . . . . . . 17
                 (i)  TRANSFERABILITY OF INTERESTS . . . . . . . . . . . . . . . . 17
                 (j)  LIABILITIES. . . . . . . . . . . . . . . . . . . . . . . . . 17
                 (k)  FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . 17
                 (m)  INCOME TAXES . . . . . . . . . . . . . . . . . . . . . . . . 18
                 (n)  FOREIGN PERSON . . . . . . . . . . . . . . . . . . . . . . . 18
Section 3.2    REPRESENTATIONS AND WARRANTIES OF THE SELLERS AS TO THE ASSETS. . . 18
                 (a)  OWNERSHIP OF THE ASSET . . . . . . . . . . . . . . . . . . . 18
                 (b)  CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . 19
                 (c)  SPACE LEASES . . . . . . . . . . . . . . . . . . . . . . . . 19
                 (d)  BROKERAGE COMMISSIONS. . . . . . . . . . . . . . . . . . . . 20
                 (e)  CONDEMNATION . . . . . . . . . . . . . . . . . . . . . . . . 20
                 (f)  LITIGATION . . . . . . . . . . . . . . . . . . . . . . . . . 20
                 (g)  ENVIRONMENTAL VIOLATIONS . . . . . . . . . . . . . . . . . . 21
                 (h)  LOAN DOCUMENTS . . . . . . . . . . . . . . . . . . . . . . . 21
Section 3.3    COVENANTS OF THE SELLERS PRIOR TO CLOSING . . . . . . . . . . . . . 21
                 (a)  INSURANCE. . . . . . . . . . . . . . . . . . . . . . . . . . 21
                 (b)  OPERATION. . . . . . . . . . . . . . . . . . . . . . . . . . 21
                 (c)  NEW CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . 21
                 (d)  NEW SPACE LEASES . . . . . . . . . . . . . . . . . . . . . . 22


                                     - i -

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                 (e)  LITIGATION . . . . . . . . . . . . . . . . . . . . . . . . . 23
                 (f)  SALE OF TANGIBLE PERSONAL PROPERTY . . . . . . . . . . . . . 23
                 (g)  PERFORMANCE UNDER SPACE LEASES . . . . . . . . . . . . . . . 23
                 (h)  GROUND LEASE ESTOPPEL CERTIFICATES . . . . . . . . . . . . . 23
                 (i)  SPACE LEASE ESTOPPEL CERTIFICATES. . . . . . . . . . . . . . 24
                 (j)  LOAN DOCUMENTS . . . . . . . . . . . . . . . . . . . . . . . 25
                 (k)  SECURITY DEPOSITS. . . . . . . . . . . . . . . . . . . . . . 25
                 (l)  DUE DILIGENCE REQUESTS . . . . . . . . . . . . . . . . . . . 25
                 (m)  UPDATING INFORMATION . . . . . . . . . . . . . . . . . . . . 25
                 (n)  REVIEW OF BOOKS AND RECORDS. . . . . . . . . . . . . . . . . 25
                 (o)  ENTITY STATUS. . . . . . . . . . . . . . . . . . . . . . . . 26
                 (p)  PROPERTY MANAGEMENT EMPLOYEES. . . . . . . . . . . . . . . . 26
                 (q)  TAX RETURNS, TAXES . . . . . . . . . . . . . . . . . . . . . 26


                                   ARTICLE IV

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BUYER . . . . . . . . 26
Section 4.1    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BUYER. . . . . . . 26
                 (a)  FORMATION; EXISTENCE . . . . . . . . . . . . . . . . . . . . 26
                 (b)  POWER; AUTHORITY . . . . . . . . . . . . . . . . . . . . . . 26
                 (c)  NO CONSENTS. . . . . . . . . . . . . . . . . . . . . . . . . 27
                 (d)  NO CONFLICTS . . . . . . . . . . . . . . . . . . . . . . . . 27
                 (e)  EXAMINATION; NO CONTINGENCIES. . . . . . . . . . . . . . . . 27
                 (g)  BUYER'S AFFILIATE/ASSIGNEE . . . . . . . . . . . . . . . . . 31


                                   ARTICLE V

                       CONDITIONS PRECEDENT TO CLOSING . . . . . . . . . . . . . . 32
Section 5.1    CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS. . . . . . . . . . . . 32
Section 5.2    CONDITIONS TO THE BUYER'S OBLIGATIONS . . . . . . . . . . . . . . . 32


                                   ARTICLE VI

                               CLOSING DELIVERIES. . . . . . . . . . . . . . . . . 33


                                  ARTICLE VII

                                 PURCHASE OPTION . . . . . . . . . . . . . . . . . 39
Section 7.1    CITY CENTER RIGHT OF FIRST REFUSAL. . . . . . . . . . . . . . . . . 39


                                  ARTICLE VIII

                                   INSPECTIONS . . . . . . . . . . . . . . . . . . 40
Section 8.1    RIGHT OF INSPECTION . . . . . . . . . . . . . . . . . . . . . . . . 40
Section 8.2    DUE DILIGENCE PERIOD. . . . . . . . . . . . . . . . . . . . . . . . 41


                                    - ii -

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                                   ARTICLE IX

               TITLE AND PERMITTED EXCEPTIONS. . . . . . . . . . . . . . . . . . . 42
Section 9.1    Permitted Exceptions. . . . . . . . . . . . . . . . . . . . . . . . 42
Section 9.2    TITLE REPORT, . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
Section 9.3    USE OF PURCHASE PRICE TO DISCHARGE TITLE EXCEPTIONS . . . . . . . . 43
Section 9.4    INABILITY TO CONVEY . . . . . . . . . . . . . . . . . . . . . . . . 43
Section 9.5    RIGHTS IN RESPECT OF INABILITY TO CONVEY. . . . . . . . . . . . . . 43
Section 9.6    VOLUNTARY/DE MINIMIS TITLE EXCEPTIONS . . . . . . . . . . . . . . . 44
Section 9.7    THE BUYER'S RIGHT TO ACCEPT TITLE . . . . . . . . . . . . . . . . . 44
Section 9.8    COOPERATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45


                                   ARTICLE X

               TRANSACTION COSTS; RISK OF LOSS . . . . . . . . . . . . . . . . . . 45
Section 10.1   TRANSACTION COSTS . . . . . . . . . . . . . . . . . . . . . . . . . 45
Section 10.2   RISK OF LOSS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 46


                                   ARTICLE XI

                                   ADJUSTMENTS . . . . . . . . . . . . . . . . . . 47
Section 11.1   FIXED RENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
Section 11.2   OVERAGE RENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
Section 11.3   GROUND LEASE RENTS. . . . . . . . . . . . . . . . . . . . . . . . . 51
Section 11.4   TAXES AND ASSESSMENTS . . . . . . . . . . . . . . . . . . . . . . . 51
Section 11.5   WATER AND SEWER CHARGES . . . . . . . . . . . . . . . . . . . . . . 52
Section 11.6   UTILITY CHARGES . . . . . . . . . . . . . . . . . . . . . . . . . . 52
Section 11.7   CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
Section 11.8   MISCELLANEOUS REVENUES. . . . . . . . . . . . . . . . . . . . . . . 53
Section 11.9   SUPPLIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
Section 11.10  SECURITY DEPOSITS . . . . . . . . . . . . . . . . . . . . . . . . . 53
Section 11.11  EMPLOYEE COSTS. . . . . . . . . . . . . . . . . . . . . . . . . . . 53
Section 11.12  LEASING COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
Section 11.13  THIRD PARTY LOANS ESCROWS . . . . . . . . . . . . . . . . . . . . . 54
Section 11.14  OTHER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
Section 11.15  RE-ADJUSTMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . 54


                                   ARTICLE XII

                                 INDEMNIFICATION . . . . . . . . . . . . . . . . . 55
Section 12.1   INDEMNIFICATION BY THE SELLER . . . . . . . . . . . . . . . . . . . 55
Section 12.2   INDEMNIFICATION BY THE BUYER. . . . . . . . . . . . . . . . . . . . 55
Section 12.3   LIMITATIONS ON INDEMNIFICATION. . . . . . . . . . . . . . . . . . . 55
Section 12.4   SURVIVAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
Section 12.5   INDEMNIFICATION AS SOLE REMEDY. . . . . . . . . . . . . . . . . . . 56


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                                  ARTICLE XIII

                           TAX CERTIORARI PROCEEDINGS. . . . . . . . . . . . . . . 56
Section 13.1   PROSECUTION AND SETTLEMENT OF PROCEEDINGS . . . . . . . . . . . . . 56
Section 13.2   APPLICATION OF REFUNDS OR SAVINGS . . . . . . . . . . . . . . . . . 57
Section 13.3   SURVIVAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57

                                   ARTICLE XIV

                                     DEFAULT . . . . . . . . . . . . . . . . . . . 57
Section 14.1   DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57

                                    ARTICLE XV

                                  MISCELLANEOUS. . . . . . . . . . . . . . . . . . 58
Section 15.1   USE OF BLACKSTONE NAME AND ADDRESS. . . . . . . . . . . . . . . . . 58
Section 15.2   EXCULPATION OF THE SELLER . . . . . . . . . . . . . . . . . . . . . 58
Section 15.3   BROKERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
Section 15.4   CONFIDENTIALITY;  . . . . . . . . . . . . . . . . . . . . . . . . . 59
Section 15.5   ESCROW PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . 61
Section 15.6   SUCCESSORS AND ASSIGNS; NO THIRD-PARTY BENEFICIARIES. . . . . . . . 62
Section 15.7   ASSIGNMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
Section 15.8   FURTHER ASSURANCES. . . . . . . . . . . . . . . . . . . . . . . . . 63
Section 15.9   NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
Section 15.10  ENTIRE AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . 64
Section 15.11  AMENDMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
Section 15.12  NO WAIVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
Section 15.13  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
Section 15.14  SUBMISSION TO JURISDICTION. . . . . . . . . . . . . . . . . . . . . 65
Section 15.15  SEVERABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
Section 15.16  SECTION HEADINGS. . . . . . . . . . . . . . . . . . . . . . . . . . 65
Section 15.17  COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
Section 15.18  ACCEPTANCE OF DEED AND ASSIGNMENT . . . . . . . . . . . . . . . . . 65
Section 15.19  PAYMENT OF PURCHASE PRICE . . . . . . . . . . . . . . . . . . . . . 66
Section 15.20  CONSTRUCTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
Section 15.21  RECORDATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
Section 15.22  WAIVER OF JURY TRIAL. . . . . . . . . . . . . . . . . . . . . . . . 66



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Exhibits

Exhibit A      -    Assignment of Leases
Exhibit A-1    -    Assignment and Assumption of Ground Lease
Exhibit A-2    -    Assignment and Assumption of Interests
Exhibit B      -    Assignment of Contracts
Exhibit C      -    Tenant Notices
Exhibit D      -    Release
Exhibit E      -    Special Warranty Deed
Exhibit F      -    Bill of Sale
Exhibit G      -    FIRPTA Certificate
Exhibit I      -    Tenant Estoppel Certificate
Exhibit I-1    -    IBM Plaza Ground Lease Estoppel Certificate
Exhibit I-2    -    City Center Ground Lease Estoppel Certificate
Exhibit J      -    Form of National City Bank Purchase Option Letter
Exhibit K      -    Form of Letter of Credit

Schedules

Schedule A     -    City Center Assignors
Schedule A-1   -    Description of IBM Plaza Fee Parcel
Schedule A-2   -    Description of IBM Plaza Leasehold Parcel
Schedule A-3   -    Description of City Center Fee Parcel
Schedule A-4   -    Description of City Center Leasehold Parcel
Schedule B     -    Existing Title Policy and Survey
Schedule C     -    Third Party Loans
Schedule C-1   -    Instruments Encumbering City Center Interests
Schedule D     -    Consents
Schedule E     -    Contracts
Schedule F     -    Space Leases
Schedule F-1   -    Landlord's Work in Progress
Schedule F-2   -    Contemplated Leases
Schedule F-3   -    Deferred Tenant Improvements
Schedule F-4   -    Base Building Work
Schedule G     -    Brokerage Commissions
Schedule H     -    Litigation
Schedule I     -    Security Deposits Held By Seller
Schedule J     -    Buyer Consents
Schedule K     -    Outstanding Title Documents

                            AGREEMENT OF PURCHASE AND SALE


          AGREEMENT OF PURCHASE AND SALE (this "AGREEMENT"), made as of the 23rd day of July, 1998 by and among BRE/Wabash L.L.C. ("WABASH LLC"), a Delaware limited liability company, each of the entities listed in the column entitled City Center Assignors of Schedule A attached hereto (each individually, a "CITY CENTER ASSIGNOR" and collectively, the "CITY CENTER ASSIGNORS"; Wabash LLC and each of the City Center Assignors shall individually be referred to as a "SELLER" and collectively as the "SELLERS"), and PRIME GROUP REALTY, L.P., a Delaware limited partnership ("BUYER").


                                      BACKGROUND

          A. Wabash LLC is the fee owner of the land described on SCHEDULE A-1 attached hereto and the buildings and other improvements located thereon and the owner of a leasehold interest in and to the parcel of land described on SCHEDULE A-2 attached hereto, together with the buildings and other improvements located thereon which are owned in fee (collectively, the "IBM PLAZA PROPERTY").

          B. Each City Center Assignor is a member of BRE/City Center L.L.C. ("CITY CENTER LLC"). City Center LLC is the fee owner of the land described on SCHEDULE A-3 attached hereto and the buildings and other improvements located thereon and the owner of a leasehold interest in and to the parcel of land described on SCHEDULE A-4 attached hereto, together with the buildings and other improvements located thereon (collectively, the "CITY CENTER PROPERTY; the IBM Plaza Property and the City Center Property shall be known each individually, as a "PROPERTY" and collectively, as the "PROPERTIES").

          C. The IBM Plaza Property, together with the Asset-Related Property (as defined below) with respect thereto shall be referred to as the "IBM ASSET". The membership, beneficial and other ownership interests in City Center LLC owned by the City Center Assignors shall be referred to herein as the "INTERESTS", and the Interests, together with the Asset Related Property, to the extent such Asset-Related Property is related to the Interests, shall be referred to as the "CITY CENTER ASSET". The IBM Asset and the City Center Asset shall be individually referred to herein as an "ASSET", and collectively, as the "ASSETS".

          D. The Sellers desire to sell to the Buyer, and the Buyer desires to purchase from the Sellers, the Assets on the terms and conditions hereinafter set forth.

                                      AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

          Section I.1 DEFINED TERMS. The capitalized terms used herein will have the following meanings.

          "AGREEMENT" shall mean this Agreement of Purchase and Sale and all amendments hereto, together with the exhibits and schedules attached hereto, as the same may be amended, restated, supplemented or otherwise modified.

          "ASSET" shall have the meaning assigned thereto in "Background" paragraph C.

          "ASSET FILE" shall mean the materials with respect to the Assets previously delivered, or to be delivered prior to the Due Diligence Expiration Date to the Buyer or its representatives by or on behalf of the Sellers or materials requested by the Buyer as a part of its due diligence review and located or placed at the relevant Property for purposes of such review prior to the Due Diligence Expiration Date.

          "ASSET-RELATED PROPERTY" shall have the meaning assigned thereto in subsection 2.1(b).

          "ASSIGNMENT OF CONTRACTS" shall have the meaning assigned thereto in
Article VI.

          "ASSIGNMENT OF LEASES" shall have the meaning assigned thereto in
Article VI.

          "BASKET LIMITATION" shall mean, with respect to the IBM Plaza Property and the City Center Property, an amount equal to one percent (1%) of the First Closing Installment and the Second Closing Installment, respectively.

          "BILL OF SALE" shall have the meaning assigned thereto in Article VI.

          "BREA" shall mean Blackstone Real Estate Acquisitions L.L.C.

          "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which banks are authorized or required by law to be closed in Chicago, Illinois or New York City, New York.

          "BUYER" shall have the meaning assigned thereto in the Preamble to this Agreement.

          "BUYER'S LEASING COSTS" shall have the meaning assigned thereto in Subsection 11.12(a).

          "BUYER-RELATED ENTITIES" shall have the meaning assigned thereto in subsection 12.1.

          "CAP LIMITATION" shall mean with respect to the IBM Plaza Property and the City Center Property, respectively, an amount equal to four percent (4%) of the First Closing Installment and the Second Closing Installment, respectively. For the avoidance of doubt, the Cap Limitation with respect to the City Center Property shall be reached when the aggregate sum of all monies payable by, collectively, the City Center Assignors, pursuant to any and all of the indemnities provided for in this Agreement, equals 4% of the Second Closing Installment.

          "CIGNA LOAN" shall mean the loan from Connecticut General Life Insurance Company and Landes Hessen-Thuringen Girozentrale to Wabash LLC secured by the IBM Plaza Property.

          "CIGNA LOAN CLOSING BALANCE" shall have the meaning assigned thereto in subsection 2.2(d).

          "CITY CENTER ASSIGNORS" shall have the meaning assigned thereto in the Preamble of this Agreement.

          "CITY CENTER EARNEST MONEY" shall mean an amount equal to $15,000,000 including all interest earned thereon, which in accordance with the terms of this Agreement, may be in the form of cash or a Letter of Credit.

          "CITY CENTER LLC" shall have the meaning assigned thereto in "Background" paragraph B.

          "CITY CENTER PROPERTY" shall have the meaning assigned thereto in "Background" paragraph B.

          "CLOSING" shall mean with respect to the IBM Property, the First Closing, and with respect to the Interests, the Second Closing.

          "CLOSING DATE" with respect to the IBM Plaza Property and City Center Property, respectively, shall mean the First Closing Date and the Second Closing Date, respectively.

          "COMPLYING TITLE POLICY" shall have the meaning set forth in Section 2.2(b)(ii).

          "CONDITION OF THE ASSETS" shall have the meaning assigned thereto in subsection 4.1(f).


          "CONTEMPLATED LEASES" shall mean those Space Leases identified on Schedule F-2.

          "CONTRACTS" shall have the meaning assigned thereto in Subsection 2.1(b).

          "DEED" shall have the meaning assigned thereto in Article VI.

          "DESIGNATED ASSIGNOR" shall mean that certain City Center Assignor designated by the remainder of the City Center Assignors (a) to receive and distribute the Second Closing Installment on behalf of the remainder of the City Center Assignors and (b) to perform certain other obligations designated by the remainder of the City Center Assignors.

          "DUE DILIGENCE EXPIRATION DATE" shall have the meaning assigned thereto in subsection 8.2(a).

          "EARNEST MONEY" shall have the meaning assigned thereto in subsection 2.2(b).

          "EASTDIL" shall mean Eastdil Realty Company, L.L.C.

          "ESCROW ACCOUNT" shall have the meaning assigned thereto in subsection 15.5(a).

          "ESCROW AGENT" shall have the meaning assigned thereto in subsection 2.2(b)(i).

          "EXISTING SURVEY" shall mean the survey with respect to the Property listed on SCHEDULE B attached hereto.

          "EXISTING TITLE POLICY" shall mean the title policy with respect to the Property listed on SCHEDULE B attached hereto.

          "FINANCIAL STATEMENTS" shall have the meaning assigned thereto in subsection 3.1(j),

          "FIRST CLOSING" shall have the meaning assigned thereto in subsection 2.3(a).

          "FIRST CLOSING DATE" shall have the meaning assigned thereto in subsection 2.3(a).

          "FIRST CLOSING INSTALLMENT" shall have the meaning assigned thereto in subsection 2.2(a).

          "FIXED RENTS" shall have the meaning assigned thereto in subsection 11.1(a).

          "GARAGE PARCEL LEASE" shall mean the lease entered into between International Business Machines Corporation, as tenant, and Marion Ortsteifen Kane and Philip J. Reddy, as trustees, et al., as Landlord, on December 20, 1968, a memorandum of which was filed for record on January 10, 1969, as document number 20724873, in the Office of the Recorder, Cook County, Illinois, as same was assigned by Assignment, Acceptance and Assumption of Seller's Right, Title and Interest to Garage Parcel Lease and Deed to Improvements, from IBM to Wabash LLC dated August 30, 1996 and filed for record on September 3, 1996, as document number 96671600, in the Office of the Recorder, Cook County, Illinois.

          "GROUND LEASES" shall mean the Garage Parcel Lease and the National City Bank Lease.

          "GROUND LEASE ESTOPPEL CERTIFICATE" shall mean with respect to the Garage Parcel Lease and the National City Bank Lease, respectively, the IBM Ground Lease Estoppel Certificate and the City Center Ground Lease Estoppel Certificate, respectively.

          "HAZARDOUS MATERIALS" shall have the meaning assigned thereto in subsection 4.1(f).

          "IBM ASSET" shall have the meaning assigned thereto in "Background" paragraph C.

          "IBM EARNEST MONEY" shall mean an amount equal to $5,000,000, including all interest earned thereon, which, in accordance with the terms of this Agreement, may be in the form of cash or a Letter of Credit.

          "IBM LEASE" shall mean that certain lease between Wabash LLC, as landlord, and International Business Machines Corporation, as tenant, dated August 30, 1996.

          "IBM PLAZA PROPERTY" shall have the meaning assigned thereto in "Background" paragraph A.

          "INTANGIBLE PERSONAL PROPERTY" shall have the meaning assigned thereto in subsection 2.1(b).

          "INTERESTS" shall have the meaning assigned thereto in background paragraph "C".

          "IRS" shall mean the Internal Revenue Service.

          "IRS REPORTING REQUIREMENTS" shall have the meaning assigned thereto in subsection 15.4(c).

          "ISSUING BANK" shall have the meaning assigned thereto in subsection 2.2(e).

          "LEASING EXPENSES" shall mean all capital costs, tenant improvement costs, relocation costs, temporary leasing costs, leasing commissions, legal, design and other professional fees, and other expenses incurred with respect to the Space Leases and allowances granted to any tenants in lieu of any of the above.

          "LETTER OF CREDIT" shall have the meaning assigned thereto in Subsection 2.2(e).

          "LOAN DOCUMENTS" shall mean, with respect to the Cigna Loan and the NY Life Loan, respectively, all documents evidencing and securing each such loan, respectively.

          "LOSSES" shall have the meaning assigned thereto in subsection 12.1.

          "NATIONAL CITY BANK LEASE" shall mean the lease entered into between The Kope Realty Company, as lessor, and National City Bank, as lessee, a memorandum of which was filed for record on October 26, 1976 and recorded in Volume 515, Page 1 of Cuyahoga County, Ohio Lease Records, the lessee's interest therein having been assigned to National City Center Joint Venture by Assignment of Lease filed for record on October 21, 1977 and recorded in Volume 523, Page 47, of Cuyahoga County, Ohio Lease Records, and from National City Center Joint Venture to Euclid-Ninth Community Urban Redevelopment Corporation by Assignment of Lease filed for record on December 12, 1977 and recorded in Volume 524, Page 469, of Cuyahoga County, Ohio Lease Records and from Euclid-Ninth Community Urban Redevelopment Corporation to City Center LLC by Assignment and Assumption of the Kope Lease dated as of February 10, 1998 and recorded in Volume 98-1563, Page 20 of Cuyahoga County records.

          "NCB SPACE LEASE" shall mean that certain Agreement of Lease between City Center LLC, as successor in interest to National City Center Joint Venture, as landlord, and National City Bank, as tenant.

          "NY LIFE LOAN" shall mean the loan from New York Life Insurance Company to City Center LLC secured by the City Center Property.

          "NY LIFE LOAN CLOSING BALANCE" shall have the meaning assigned thereto in subsection 2.2(d).

          "OPTION NOTICE" shall have the meaning assigned thereto in Article
VII.

          "OVERAGE RENT" shall have the meaning assigned thereto in subsection 11.2(a).

          "PERMITTED EXCEPTIONS" shall mean with respect to each Property, (i) excluding any affirmative coverage and affirmative insurance with respect thereto, the matters set forth in the Existing Title Policy or the Existing Survey, (ii) the Ground Lease, Space Leases, and Contracts affecting the Property and any Space Leases, or Contracts entered into after the date hereof, in accordance with the terms of this Agreement, (iii) liens for current real estate taxes which are not yet due and payable, (iv) standard exclusions and the terms and provisions contained in forms of title insurance policies, subject to Seller causing the Title Company to provide extended coverage over the general title exceptions, except those exclusions and conditions and stipulations which customarily remain in fee and leasehold title insurance policies in the jurisdiction in which the relevant Property is located and the rights of tenants under leases (v) subject to the adjustments provided for herein and if a lien, any service, installation, connection or maintenance charge due after Closing and charges for sewer, water, electricity, telephone, cable television or gas, excluding mechanic's liens, (vi) as to assets which are not real property, rights of vendors and holders of security interests on personal property installed on the relevant Property and owned by tenants and rights of tenants to remove trade fixtures at the expiration of the term of the Space Leases of such tenants, (vii) matters contained in the updated title commitment or survey with respect to each Property obtained by the Buyer as required under Section 9.2 which matters do not qualify as Permitted Exceptions under one of the other clauses of this definition and with respect to which either (A) the Buyer has not raised an objection within the time period required in Section 9.2 or (B) the Buyer has raised an objection within the time period required in Section 9.2 and the Seller has not agreed to cause such title exception to be removed prior to Closing, provided Buyer either waives such objecion at or prior to the relevant Closing or Buyer closes the relevant portion of the transaction despite such objection (viii) liens securing the Third Party Loans affecting the applicable Property (the matters described in clauses (i) through (viii) above, collectively, the "PERMITTED EXCEPTIONS").

          "PERSON shall mean a natural person, partnership, limited partnership, limited liability company, corporation, trust, estate, association, unincorporated association or other entity.

          "PROPERTY" shall have the meaning assigned thereto in "Background" paragraph B.

          "PROPERTY OWNER" shall mean with respect to the IBM Plaza Property, Wabash LLC, and with respect to the City Center property, City Center LLC.

          "PURCHASE PRICE" shall have the meaning assigned thereto in subsection 2.2(a).

          "REPAYMENT COSTS" shall have the meaning assigned thereto in subsection 2.2(d).

          "REPLACED TENANTS" shall have the meaning set forth in subsection 3.3(i).

          "REPLACEMENT TENANTS" shall have the meaning assigned thereto in subsection 3.3(i).

          "REPORTING PERSON" shall have the meaning assigned thereto in subsection 15.4(c).

          "SECOND CLOSING" shall have the meaning assigned thereto in subsection 2.3(b).

          "SECOND CLOSING DATE" shall have the meaning assigned thereto in subsection 2.3(b).

          "SECOND CLOSING INSTALLMENT" shall have the meaning assigned thereto in subsection 2.2(a).

          "SELLER" shall have the meaning assigned thereto in the Preamble to this Agreement.

          "SELLER-RELATED ENTITIES" shall have the meaning assigned thereto in subsection 12.2.

          "SELLER'S KNOWLEDGE" shall mean the actual knowledge of the Seller based upon the actual knowledge of Gary M. Sumers and Marshall Findley without any duty on the part of any such executive officer or other Person to conduct any independent investigation or make any inquiry of any Person.

          "SELLER'S LEASING COSTS" shall have the meaning assigned thereto in subsection 11.12(b).

          "SPACE LEASES" shall have the meaning assigned thereto in subsection 2.1(b).

          "SURVIVAL PERIOD" shall have the meaning assigned thereto in subsection 12.4.

          "TANGIBLE PERSONAL PROPERTY" shall have the meaning assigned thereto in Section 2.1(b).

          "TENANT ESTOPPEL CERTIFICATE" shall have the meaning assigned thereto in subsection 3.3(i).

          "TENANT NOTICES" shall have the meaning assigned thereto in Article
VI.

          "THIRD PARTY LOANS" shall mean the Cigna Loan and the NY Life Loan.

          "UCC" shall mean the Uniform Commercial Code adopted by the state in question.

          "UNION CONTRACTS" shall mean, with respect to the IBM Plaza Property and the City Center Property, respectively, contracts with Operating Engineering Local 399, and International Union of Operating Engineers local 186 and its branches, respectively.

          "VOLUNTARY/DE MINIMIS TITLE EXCEPTIONS" shall mean title exceptions affecting the Properties that are (i) knowingly and intentionally created by the Seller or City Center LLC, as applicable, after the date of this Agreement through the execution by the Seller or City Center LLC of one or more instruments creating or granting such title exceptions, or (ii) dischargeable by the payment of not more than $600,000 (which $600,000 shall be the maximum aggregate amount required to be spent by the Sellers, collectively, in connection with all title exceptions, other than those referenced in (i) above, that arise with respect to the Properties), or (iii) without regard to the cap in clause (ii) above, mechanic's or materialman's liens arising from nonpayment for any work to be performed by Seller in connection with Seller's existing lease obligations which are more particularly set forth in Section 11.12 hereof and on SCHEDULE F-1 AND F-4 attached hereto; provided, however, that the term "Voluntary/De Minimis Title Exceptions" as used in this Agreement shall not include the following: (a) any Permitted Exceptions; (b)(1) Space Leases for the relevant Property and ; (b)(2) any title exception created pursuant to a Space Lease for the Property by the tenant thereunder, provided such tenant has the express right under such Space Lease to create such title exception; (c) any title exceptions that are approved, waived or deemed to have been approved or waived by the Buyer pursuant to the terms of this Agreement or that are created in accordance with the provisions of this Agreement; (d) any title exceptions which, pursuant to a Space Lease for the relevant Property or otherwise, are to be discharged by a tenant or occupant of such Property; (e) except as set forth in (iii) of the definition of Voluntary/De Minimis Title Exceptions, mechanic's or materialman's liens which, when aggregated with any sums required to discharge title exceptions pursuant to the provisions of (ii) and sums required to pay any federal tax liens, exceed $600,000 or (f) any federal tax liens, which when aggregated with any sums required to discharge title exceptions pursuant to the provisions of (ii) and sums required to discharge any mechanic's liens, exceed $600,000.

          "WABASH LLC" shall have the meaning assigned thereto in the Preamble to this Agreement.

                                      ARTICLE II

                           SALE, PURCHASE PRICE AND CLOSING

          Section 2.1 SALE OF ASSETS. (a) On the First Closing Date (as hereinafter defined) and pursuant to the terms and subject to the conditions set forth in this Agreement, Wabash LLC shall sell to the Buyer, and the Buyer shall purchase from Wabash LLC, the IBM Asset. On the Second Closing Date (as hereinafter defined) and pursuant to the terms and subject to the conditions set forth in this Agreement, the City Center Assignors shall sell to the Buyer, and the Buyer shall purchase from City Center Assignors, the Interests.

          (b) The transfer of each Asset to the Buyer shall include the transfer, directly or indirectly, of all Asset-Related Property with respect to such Asset. For purposes of this Agreement, "ASSET-RELATED PROPERTY" shall mean with respect to the IBM Plaza Property, all of Wabash LLC's right, title and interest, and with respect to the City Center Property, all of the City Center Assignors' right, title and interest (to the extent, by operation of law, the City Center Assignors own such right title and interest), in and to (A) all easements, covenants and other rights appurtenant to said Property and all right, title and interest of the Seller, if any, in and to any land lying in the bed of any street, road, avenue or alley or any other right of way, open or closed, in front of or adjoining said Property, (B) all furniture, fixtures, equipment and other tangible personal property (except items owned or leased by tenants from third parties or which are leased by the Seller (provided, however, that, in the case of the IBM Property, Seller shall assign such leases to Buyer, in accordance with this Agreement) which are now, or may hereafter prior to the Closing Date be, placed in, attached to, situated in or upon such Property (collectively, with all additions and replacements thereof, the "TANGIBLE PERSONAL PROPERTY"), (C) to the extent they may be transferred under applicable law, all licenses, franchises, certifications, approvals, permits and authorizations presently issued in connection with the operation, ownership and maintenance of all or any part of the relevant Property as it is presently being operated, (D) to the extent assignable, all warranties, if any, issued or assigned to the Seller by any manufacturer or contractor in connection with construction or installation of equipment or any component of the improvements included as part of the relevant Property, (E) to the extent assignable, all service, supply and maintenance contracts including commitments therefor (if any) held by the relevant Seller with respect to its Property, including, without limitation, those contracts listed on SCHEDULE E attached hereto (collectively, the "CONTRACTS"), (F) to the extent assignable by the relevant Seller, all trade names, logos, designs, trademarks, service marks, copyrights and other general intangibles and intellectual property relating to the Property, including, without limitation, but limited, nonetheless, to the extent assignable and subject to the provisions of the applicable Space Lease (Article 17 under the IBM Lease and Paragraph 36 of the NCB Space Lease), the name "IBM Plaza" with respect to the IBM Plaza Property and the name "National City Center" with respect to the City Center Property (collectively, the "INTANGIBLE PERSONAL PROPERTY") and (G) all leases, licenses, contracts and other agreements, to the extent transferable, for the use and occupancy of all or any part of the relevant Property (the "SPACE LEASES") and all security and escrow deposits (including any interest or other amounts accrued or earned thereon) that are required to be returned to tenants pursuant to Space Leases held by the appropriate Property Owner in connection with any such leases, licenses, contracts and other agreements. For avoidance of doubt, it is understood and agreed that the interests of the City Center Assignors in and to the City Center Property and the Asset-Related Property with respect thereto are indirect and derivative by virtue of their membership Interests in City Center LLC and no direct assignment of property rights is intended to occur by the City Center Assignors with respect to the Asset-Related Property except to the extent that the City Center Assignors are direct holders of such rights.

          Section 2.2 PURCHASE PRICE; EARNEST MONEY. (a) The consideration for the Assets shall be equal to Three Hundred and Fifty Million Dollars ($350,000,000.00) (the "PURCHASE PRICE"), subject to the prorations and credits as hereinafter provided in this Agreement, which shall be paid to the Sellers in two installments: (i) the first such installment to be an amount equal to Two Hundred Thirty Three Million Three Hundred Thousand Dollars ($233,300,000.00) (the "FIRST CLOSING INSTALLMENT") and (ii) the second such installment to be an amount equal to One Hundred Sixteen Million Seven Hundred Thousand Dollars ($116,700,000.00) (the "SECOND CLOSING INSTALLMENT").

          (b) The Purchase Price shall be paid to the Seller as follows:

          (i) upon execution of this Agreement, the Buyer shall deposit with Title Associates Inc., as escrow agent ("ESCROW AGENT"), either (a) cash in an amount equal to Twenty Million Dollars ($20,000,000.00) in immediately available funds by wire transfer to such account as Escrow Agent shall designate to the Buyer, (b) two Letters of Credit (as defined in Section
     (e) below) one in the amount of the IBM Earnest Money and the other in the amount of the City Center Earnest Money, (c) one Letter of Credit in an amount equal to the IBM Earnest Money and a cash deposit (in the manner described above) in the amount of the City Center Earnest Money or (d) one Letter of Credit in an amount equal to the City Center Earnest Money and a cash deposit (in the manner described above) in the amount equal to the IBM Earnest Money (such cash and/or Letters of Credit together with any interest earned thereon, shall be referred to as the "EARNEST MONEY"); the Earnest Money shall be held in escrow in accordance with the provisions of Section 15.5 and shall be nonrefundable to the Buyer except as otherwise set forth in this Agreement, including, without limitation, Article VIII below. If Buyer does not deliver the Earnest Money on the date of this Agreement, the Sellers shall have the right, at their option, to terminate this Agreement and upon such termination Sellers shall have no further obligations hereunder; and

          (ii) on the First Closing Date, simultaneously with the delivery by the Title Company of a marked commitment for an ALTA form 1992 Owner's and Leasehold Owner's Title Insurance Policy in the amount of the First Closing Installment, subject only to the Permitted Exceptions with extended coverage endorsements (a "COMPLYING TITLE POLICY") (provided that the sole conditions to the effectiveness thereof are that Buyer shall have completed, or is simultaneously completing, all of its Closing obligations and deliveries in accordance with this Agreement, including payment of the First Closing Installment), the Buyer shall deliver to Wabash LLC in immediately available funds by wire transfer to such account or accounts that Wabash LLC shall designate to the Buyer, and subject only to the closing adjustments as provided for in Article XI of this Agreement, an amount equal to the difference between (x) the First Closing Installment and (y) the sum of (1) the IBM Earnest Money, unless Buyer delivered the IBM Earnest Money in the form of a Letter of Credit (in which case the IBM Earnest Money will not be credited against the First Closing Installment and the Letter of Credit shall be returned to Buyer at the First Closing) and (2) the Cigna Loan Closing Balance, whether assumed or paid (and accordingly,after the First Closing, the Earnest Money shall be the City Center Earnest Money); and

          (iii) on the Second Closing Date, simultaneously with the delivery of
     (A) a Complying Title Policy (provided that the sole conditions to the effectiveness thereof are that Buyer shall have completed, or is simultaneously completing, all of its Closing obligations and deliveries in accordance with this Agreement, including payment of the Second Closing Installment) and (B) the City Center Assignors' Interests free and clear of any and all liens, encumbrances, pledges and other matters affecting the Interests (in accordance with the terms of this Agreement), the Buyer shall deliver to the City Center Assignors or the Designated Assignor in immediately available funds by wire transfer to such account or accounts that the Designated Assignor shall designate to the Buyer, and subject only to the closing adjustments as provided for in Article XI of this Agreement, an amount equal to the difference between (x) the Second Closing Installment and (y) the sum of (1) the City Center Earnest Money, unless Buyer delivered the City Center Earnest Money in the form of a Letter of Credit (in which case the City

     Center Earnest Money will not be credited against the Second Closing Installment and the Letter of Credit shall be returned to Buyer at the Closing) and (2) the NY Life Loan Closing Balance, whether assumed or paid; and

          (c) No adjustment shall be made to the Purchase Price except as explicitly set forth in this Agreement.

          (d) Upon the First Closing, the Buyer, at its option, shall either assume or repay the outstanding balance of principal and interest on the Cigna Loan (collectively, the "CIGNA LOAN CLOSING BALANCE"). Upon the Second Closing, the Buyer shall, at its option, either repay the outstanding balance of principal and interest on the NY Life Loan (collectively, the "NY LIFE LOAN CLOSING BALANCE") or acquire the City Center Interests, subject to the outstanding balance of principal and interest on the NY Life Loan, it being understood that City Center LLC is the borrower under the terms of the NY Life Loan and the NY Life Loan encumbers the City Center Property. In addition to the Purchase Price, the Buyer agrees to pay (i) all prepayment, due on sale and similar amounts, if any, payable to holders of the Third Party Loans in connection with the transfer of the Assets and the repayment of such Third Party Loans in connection therewith (provided that to the extent that the prepayment fees and other amounts actually paid with respect to the Third Party Loans exceed $6,300,000, Buyer and Seller shall each pay one-half of all additional fees above and beyond the $6,300,000 until such fees exceed $9,900,000, at which time all additional prepayment fees and other amounts to be collected shall be paid solely by Buyer), and all breakage costs under any interest rate swap, cap or similar agreement relating to the Third Party Loans (other than any such costs not set forth in the Loan Documents or written requests previously received by Buyer), (ii) all assumption fees and similar amounts in connection with the assumption and retention of such Third Party Loans and (iii) all legal fees, title fees, other fees and closing costs required by the holders of the Third Party Loans in connection with the assumption, retention or repayment thereof (collectively, the "REPAYMENT COSTS"). Notwithstanding anything to the contrary contained herein, the repayment, retention or assumption of the Third Party Loans including, without limitation, all Repayment Costs in connection therewith, shall be the sole responsibility of Buyer hereunder. Seller hereby agrees to reasonably cooperate in connection with Buyer's assumption or repayment of the Cigna Loan and the NY Life Loan, including, without limitation, executing any and all instruments reasonably necessary and specifically required by either the NY Life lender or the Cigna lender to effectuate same.

          (e) As provided in subsection 2.2(b) above, Buyer, in its discretion, may deposit with Escrow Agent either or both of the IBM Earnest Money and the City Center Earnest Money as required to be delivered pursuant to Section (b)(i) above by delivering to the Escrow Agent (in lieu of a cash deposit) clean, irrevocable, unconditional letters of credit (the "LETTER OF CREDIT"), in substantially the same form and substance shown by the letter of credit annexed hereto as EXHIBIT K issued by (and drawable upon) The Chase Manhattan Bank, Bank of Boston or any other commercial bank which is a member of the New York Clearing House with branch offices for banking purposes (including draws under such Letter of Credit) in the City of New York and having a net worth of not less than $500,000,000. The issuer of the Letter of Credit is hereinafter referred to as the "ISSUING BANK". The Letter of Credit shall have a term of not less than one year, name the Escrow Agent as beneficiary, be in the face amount of $5,000,000 with respect to the IBM Earnest Money and $15,000,000 with respect to the City Center Earnest Money, and otherwise be reasonably satisfactory to Sellers in all respects. The Issuing Bank, if directed by Escrow Agent in accordance with this Agreement (pursuant to Seller's instructions in accordance with the terms of Section 15.5 hereof), shall pay either or both of the IBM Earnest Money and the City Center Earnest Money to the Escrow Agent, each upon presentation of the Letter of Credit and a sight draft in the amount to be drawn.

          Section 2.3 THE CLOSING. (a) The first closing of the purchase and sale of the Assets (the "FIRST CLOSING") shall take place on or before September 15, 1998, on a date mutually acceptable to both parties (provided such mutually acceptable date is earlier than September 15, 1998; the "FIRST CLOSING DATE"), at which First Closing, subject to the terms and in accordance with the provisions of this Agreement, including the condition that Buyer deliver to Seller the First Closing Installment, Seller shall convey to the Buyer its right, title and interest in and to the IBM Plaza Property.

          (b) The second closing of the purchase and sale of the Assets (the "SECOND CLOSING") shall take place on or before January 15, 1999, but not prior to January 1, 1999, on a date mutually acceptable to both parties (provided such date is earlier than January 15, 1999; the "SECOND CLOSING DATE"), at which Second Closing, subject to the terms and in accordance with the provisions of this Agreement, including the condition that Buyer deliver to the City Center Assignors the Second Closing Installment, the City Center Assignors shall assign to the Buyer all of their right, title and interest in and to the Interests.

          (c) The Closings shall be held on the First Closing Date and the Second Closing Date, respectively, at 10:00 A.M. at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or at such other location agreed upon by the parties hereto.

                                     ARTICLE III

               REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER

          Section 3.1 GENERAL SELLER REPRESENTATIONS AND WARRANTIES. Wabash LLC, City Center LLC and each City Center Assignor hereby represents, warrants and covenants to the Buyer as of the date hereof and as of the Closing Date, with respect to itself and, to the extent applicable, the Property owned and/or the Assets being sold or assigned by such party, as follows:

          (a) FORMATION; EXISTENCE. It is a limited partnership or limited liability company or corporation, as applicable, duly formed, validly existing, in good standing under the laws of the state of Delaware and each of Wabash LLC and City Center LLC, respectively, is, or will at Closing be, qualified to do business in the State in which the Property owned by Wabash LLC and City Center LLC, respectively, is located, unless the absence of such qualification does not materially adversely affect the Property Owner's ownership or ability to convey the Property located in that jurisdiction or performance of its other obligations under this Agreement.

          (b) POWER AND AUTHORITY. It has all requisite power and authority to enter into and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions provided for in this Agreement have been duly authorized by all necessary action on its part. This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights and by general principles of equity (whether applied in a proceeding at law or in equity).

          (c) NO CONSENTS. Except (i) as set forth in SCHEDULE D and (ii) for any consent, license, approval, order, permit, authorization, registration, filing or declaration, the failure of which to obtain will not adversely affect (A) the individual Seller's ability to consummate the transactions contemplated by this Agreement, (B) the applicable Seller's or Property Owner's ownership of its Asset or Property or (C) in a material adverse manner, the operation or value of the relevant Property, as applicable, to Buyer, no consent, license, approval, order, permit or authorization of, or registration, filing or declaration with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required to be obtained or made in connection with the execution, delivery and performance of this Agreement or any of the transactions required or contemplated hereby.

          (d) NO CONFLICTS. The execution, delivery and compliance with, and performance of the terms and provisions of, this Agreement, and the sale of the Asset owned by each Seller, will not (i) conflict with or result in any violation of the relevant Seller's organizational documents, (ii) except as set forth on SCHEDULE D, to each Seller's knowledge, conflict with or result in any violation of any provision of any bond, note or other instrument of indebtedness, contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Seller or Property Owner is a party in its individual capacity, or (iii) violate any existing term or provision of any order, writ, judgment, injunction, decree, statute, law, rule or regulation applicable to that Seller or its assets or properties except, in each case, for any conflict or violation which (A) will not adversely affect (1) the relevant Seller's ability to consummate the transactions contemplated by this Agreement, (2) the ownership of the relevant Asset or Property (3) in a material adverse manner, the operation by either Wabash LLC or City Center LLC of the particular Property owned thereby or value thereof or (B) arises under the documents evidencing or securing the Third Party Loans.

          (e) SUBSIDIARIES/ AUTHORITY TO CONDUCT BUSINESS. City Center LLC has no subsidiaries. Except to the extent that the absence of such power does not materially adversely affect the Property Owner's ownership or ability to convey the Property located in that jurisdiction or performance of its other obligations under this Agreement, City Center has full power and authority to carry on the lines of business it currently conducts and to own, lease and use the properties owned, leased and used by it.

          (f) LIMITED LIABILITY COMPANY AGREEMENT. That certain BRE/City Center L.L.C. Limited Liability Company Agreement dated as of December 2, 1997, a copy of which was previously delivered to Buyer, (i) constitutes the entire agreement between the City Center Assignors with respect to City Center LLC and (ii) has not been amended or modified.

          (g) CITY CENTER ASSIGNORS. As of the date of this Agreement and as of the Closing Date, the identity of each City Center Assignor, and the respective percentage ownership interest of each City Center Assignor, is
     set forth on SCHEDULE A.   The City Center Assignors are the owners of all
     of the issued and outstanding interests in City Center LLC free and clear of any and all liens, claims, encumbrances and security interests. None of the Interests in City Center LLC listed here on Schedule A have been transferred, assigned, sold, hypothecated, pledged or encumbered.

          (h) RESTRICTIONS UPON ACQUISITION OF INTERESTS. Except as set forth in this Agreement and except with respect to any right of first refusal or purchase option affecting the City Center Property and in connection with the NY Life Loan, there are no subscriptions, warrants, options, conversion rights or other agreements of any kind to purchase or otherwise acquire or sell any City Center Assignor's Interest in City Center LLC.

          (i) TRANSFERABILITY OF INTERESTS. Except with respect to the NY Life Loan and any right of first refusal or purchase option affecting the City Center Property, to the extent applicable, City Center LLC is not a party to, and to its knowledge, no City Center Assignor is a party to, any voting agreement, voting trusts, proxies or any other agreements, instruments or understandings with respect to the voting of any Interests of City Center LLC, or any agreements with respect to the transferability of any Interest in City Center LLC.

          (j) LIABILITIES. As of the date reflected on the Financial Statements (as defined below), City Center does not have any obligations or liabilities required to be reflected on a balance sheet in accordance with preparation of a balance sheet on an accrual basis of accounting used for income tax purposes ("TAX BASIS") other than (a) liabilities reflected on the unaudited financial statements of City Center LLC internally prepared on a Tax Basis for the period from December 17, 1997 (inception) to December 31, 1997 and for the fiscal quarter ending March 31, 1998 and on the unaudited monthly operating statements of City Center LLC for the months of January, February and March, 1998, internally prepared on a Tax Basis for their respective periods (such financial and operating statements collectively, the "FINANCIAL STATEMENTS"), (b) liabilities arising out of the NY Life Loan and (c) leases, contracts or other matters disclosed in this Agreement. The foregoing representation shall not imply that Buyer is assuming the liabilities set forth on the Financial Statements other than the NY Life Loan which has an outstanding principal balance of $62,431,033 as of June 10, 1998. Accounts payable and real estate taxes which are shown on the Financial Statements will be handled in the manner described in Article XI of this Agreement.

          (k) FINANCIAL STATEMENTS. City Center LLC has delivered to the Buyer prior to the date hereof the Financial Statements, prepared on a Tax Basis, as the case may be, which Financial Statements are true, correct and complete and, in accordance with the basis used for their preparation, fairly present the assets, liabilities and financial condition of City Center LLC as of the date of such Financial Statement and the results of operations for the periods then ended, as applicable.

          (l) Between the date that City Center LLC's Financial Statements are delivered to Buyer and the Second Closing Date, and other than in connection with (i) the NY Life Loan as requested by Buyer or (ii) as permitted under the provisions of this Agreement: City Center LLC will not incur any obligations, contingent or non-contingent liabilities or liabilities for any charges, long-term leases or unusual forward or long-term commitments which are not reflected on the balance sheet of City Center LLC or disclosed hereunder and which could, alone or in the aggregate, reasonably be expected to have a material adverse effect on the ownership, operation or value of the City Center Property or the Interests, unless approved by Buyer, which approval shall not be unreasonably withheld.

          (m) INCOME TAXES. All federal, state, municipal and other income tax returns and reports required by law to be filed by City center LLC before the date hereof have been duly executed and filed and with respect to such income taxes, all taxes, levies, imposts, deductions, or withholdings, and all liabilities with respect thereto, interest and penalties due have been paid in full. No such returns have been subject to written requests for data by, notice for audit by, or under audit by, any taxing authority.

          (n) FOREIGN PERSON. The Seller is not a "foreign person" as defined in Internal Revenue Code Section 1445 and the regulations issued thereunder.

          Section 3.2 REPRESENTATIONS AND WARRANTIES OF THE SELLERS AS TO THE ASSETS. Each Seller and Property Owner hereby represents, warrants and covenants to the Buyer as of the date hereof and as of the Closing Date, with respect to the relevant Asset and Property owned by such Seller or Property Owner, as follows:

          (a) OWNERSHIP OF THE ASSET. (i) Such Seller or Property Owner is the owner of the relevant Asset or Property free and clear of any lien, pledge, charge, security interest, encumbrance, title retention agreement, adverse claim or restriction except, with respect to either Property Owner, the Permitted Exceptions and (ii) with respect to the applicable Ground Lease, each Ground Lease is in full force and effect, neither Seller, nor Property Owner, has received any notice of default (which remains uncured) and knows of no event which with the giving of notice or the passing of time or both will constitute a default under such Ground Lease, and the Sellers and Property Owners have not terminated or modified or, as applicable, caused the Property Owner to terminate or modify the relevant Ground Lease, except as set forth on SCHEDULE A-2 AND A-4. It has the right to sell the relevant Asset pursuant to the terms of this Agreement. Upon transfer of the relevant Asset by Seller to the Buyer and upon delivery by the Buyer to the appropriate Seller of the portion of the Purchase Price applicable to such Asset, the Buyer will receive the Assets free and clear of any encumbrances (other than, (i) with respect to the IBM Plaza Property, and with respect to the indirect interest of the City Center Assignors in the City Center Property being acquired by virtue of the acquisition of the Interests, the Permitted Exceptions and (ii) any encumbrances arising from acts of the Buyer or its affiliates). It has not prior to the date hereof sold (or entered into an agreement to sell) the relevant Asset, and with respect to the City Center Property, the City Center Assignors have not caused City Center LLC to sell (or enter any agreement to sell) said City Center Property (except for the possible granting of security interests, all of which, except with respect to the Third Party Loans with respect to such Asset being assumed or taken subject to by Buyer, will be terminated prior to the Closing). Other than as set forth on SCHEDULE C-1 hereto and except as contained in the Loan Documents, there are no options, instruments or agreements to which any Interest is bound or pursuant to which any such Interest might be restricted or otherwise encumbered.

          (b)  CONTRACTS.   The Contracts affecting the relevant Property are
     set forth on SCHEDULE E attached hereto and to Seller's knowledge the same have not been modified or amended, except as shown in such documents. Neither Seller, nor the relevant Property Owner has received any written notice of default under any of the Contracts affecting the relevant Property (which remains uncured).

          (c) SPACE LEASES. With respect to the Space Leases listed on SCHEDULE F AND F-2 attached hereto, (A) such Space Leases constitute all the leases, licenses or other occupancy agreements relating to the Property under which Wabash LLC or City Center LLC, respectively, is the holder of the landlord's interest, (B) such Space Leases have not been modified or terminated except as stated in SCHEDULE F, (C) such Space Leases contain the entire agreement between the relevant landlord and the tenants named therein, (D) except as set forth in SCHEDULE F AND F-2, fixed rent and additional rent are currently being collected under such Space Leases without offset, counterclaim or deduction and (E) neither Seller, nor the relevant Property Owner, has received any written notice of a default (which remains uncured) or has knowledge of any event which with the giving of notice or the passage of time or both will constitute a default under any of the Space Leases. True copies of the Space Leases have been delivered to the Buyer. Except as set forth on SCHEDULES F-1 AND F-2, all tenant improvements or other construction work which as of the date of this Agreement are required to be performed by the landlord under the Space Leases have been or will be prior to the relevant Closing Date fully completed or made and paid for.
     SCHEDULE I sets forth a true and complete list of security deposits held by Wabash LLC and City Center LLC, respectively, under the Space Leases. Except for the Space Leases, or as otherwise set forth in this Agreement or in the Asset Files, to Seller's and the Property Owner's knowledge, no other Persons have legal agreements to occupy or possess any portion of the relevant Property, excluding any subtenants, occupants or licensees pursuant to any of the Space Leases. Notwithstanding anything contained in this subsection 3.2(c), from and after the date of this Agreement until the applicable Closing Date, Buyer shall notify Seller if Buyer discovers an inconsistency between the representations and warranties contained in this subsection and any Space Leases which it deems relevant and Buyer's failure to notify Seller of such inconsistency prior to the applicable Closing shall constitute a waiver by Buyer of any right or claim Buyer may have against the relevant Seller and Property Owner with respect to such inconsistency, including any claims under Article XII of this Agreement.

          (d) BROKERAGE COMMISSIONS. There are no brokerage commissions or finders' fees payable by the relevant Property Owner with respect to the current or any renewal term of any of the Space Leases affecting either Property other than those set forth on SCHEDULE G attached hereto and the Seller has no agreement with any broker with respect to any renewal term of any Space Lease except as set forth in SCHEDULE G.

          (e) CONDEMNATION. There are no pending condemnation, eminent domain or similar proceedings affecting the relevant Property, and no street widening, change of grade nor limitations on the use of the street abutting the Property, nor does such Seller have knowledge that any of the foregoing is threatened or contemplated.

          (f) LITIGATION. Except as disclosed in SCHEDULE H attached hereto, there are no actions, suits or proceedings pending against or, to Seller's or Property Owner's knowledge, affecting the relevant Asset, the Property or Wabash LLC in any court or before or by an arbitration tribunal or regulatory commission, department or agency which, if adversely determined, would adversely affect (1) that particular Seller's ability to consummate the transactions contemplated by this Agreement, (2) the ownership of the relevant Asset or (3) in a material adverse manner, the operation or value of the relevant Property. The City Center

     Assignors represent that except as disclosed in SCHEDULE H attached hereto, there are no actions, suits or proceedings pending against or, to its knowledge affecting the Interests in any court or before or by an arbitration tribunal or regulatory commission, department or agency.

          (g) ENVIRONMENTAL VIOLATIONS. The Seller has not received written notice of a violation of law with respect to Hazardous Materials on or about the relevant Property (which has not been cured in accordance with all applicable federal, state and local laws, statutes, codes, ordinances, rules, regulation and guidelines).

          (h) LOAN DOCUMENTS. The Loan Documents, including all amendments, modifications and supplements thereto, with respect to the Cigna Loan and the NY Life Loan are set forth on SCHEDULE C attached hereto, and neither Wabash LLC or City Center LLC has received any notice of default or acceleration under the Loan Documents (which remains uncured) and each of Wabash LLC and City Center LLC, respectively, is current with respect to payments of principal and interest under the relevant Third Party Loan. The mortgages and the other Loan Documents which are security documents executed by Wabash LLC and City Center LLC, respectively, do not secure debt other than the relevant Third Party Loan.

          Section 3.3  COVENANTS OF THE SELLERS PRIOR TO CLOSING.   Until
Closing, (i) Wabash LLC or City Center LLC, or the agents of each, with respect to the IBM Plaza Property and the City Center Property, as applicable, shall, and (ii) the City Center Assignors shall cause the City Center LLC or its agents, with respect to the City Center Property to:

          (a) INSURANCE. Keep the relevant Property owned by such Property Owner insured against fire and other hazards covered by the insurance policies maintained by the Property Owner on the date of this Agreement, and continue to maintain in effect such Property Owner's comprehensive general liability insurance policy maintained on the date hereof.

          (b) OPERATION. Operate and maintain the relevant Property in a businesslike manner and substantially in accordance with the Property Owner's past and present practices with respect to the Property.

          (c) NEW CONTRACTS. Not enter into third party or other contracts relating to the relevant Property, without the prior written consent of the Buyer, which consent shall not be unreasonably withheld, except that no such consent shall be required if such contract (i) is necessary as a result of an emergency at the relevant Property (and such contract is not binding post-closing), or (ii) is terminable without payment of a termination fee upon no more than 30 days prior written notice and provided that the amount payable under all such contracts for the 30 day period does not exceed, in the aggregate, $25,000, unless such contract is terminable at will. If the Property Owner enters into any third party contracts after the date of this Agreement, then Wabash LLC or the City Center Assignors shall promptly provide written notice and a copy thereof to the Buyer and unless such contract required the Buyer's approval pursuant to this paragraph and such approval was not obtained and subject to Buyer's right to terminate such contracts in a timely manner as described above, the Buyer shall assume such contract at Closing, such contract shall be deemed added to SCHEDULE E attached hereto and SCHEDULE E shall be deemed amended at the Closing to include such contracts. If a new contract requires the Buyer's approval and the Buyer does not object within ten Business Days after receipt of a copy of such contract, then the Buyer shall be deemed to have approved such contract. Notwithstanding the foregoing, at the request of Buyer, Wabash LLC shall, and the City Center Assignors shall cause City Center LLC to, notify any party with whom the Property Owner has entered into a Contract that the Property Owner desires to terminate that Contract simultaneously with the Closing and Wabash LLC or City Center LLC, as applicable, shall terminate on or before the relevant Closing Date, any Contracts, other than Union Contracts, with respect to the relevant Property, provided Buyer notifies Seller in writing, on or prior to a date that is 30 days prior to Closing and the Sellers shall be responsible for any termination fees and penalties due in connection with such terminations.

          (d) NEW SPACE LEASES. (i) Continue, or cause the Property Owner to continue, its present rental program and efforts at the relevant Property to rent vacant space, except with respect to Contemplated Leases (which Contemplated Leases are deemed consented to by the Buyer hereunder) and further provided that without the prior consent of the Buyer, which consent shall not be unreasonably withheld, the relevant Seller will not execute, or cause the Property Owner to execute, any new lease or amend, terminate or accept the surrender of any existing tenancies or approve any subleases, except that the Property Owner is authorized to accept the termination of Leases at the end of their existing terms or the termination of any Space Lease subject to an existing unilateral termination right exercised by any tenant under any Space Lease. If a new Space Lease or an amendment, renewal or extension of an existing

     Space Lease requires the Buyer's consent and the Buyer does not object within ten Business Days after receipt of a copy of such lease, amendment, extension or renewal and financial and credit and other information relating to the tenant reasonably requested by Buyer, then the Buyer shall be deemed to have approved such Space Lease.

          (ii) If the Property Owner enters into any Space Leases after the date of this Agreement in accordance with the provisions of clause (i) above, the Buyer shall assume such Space Lease at Closing, such Space Lease shall be deemed added to SCHEDULE F attached hereto and SCHEDULE F shall be deemed amended at the Closing to include such Space Lease.

          (e) LITIGATION. Advise the Buyer promptly of any litigation, arbitration proceeding or administrative hearing, or upon receipt of any written notice of an intention to institute same (including condemnation and eminent domain), before any court or governmental agency which affects the relevant Asset in any respect, which is instituted after the date of this Agreement and which, if adversely determined, would adversely affect
     (1) the Sellers' ability to consummate the transactions contemplated by this Agreement, (2) the ownership of the Asset, or (3) in a materially adverse manner, the operation or value of the relevant Property.

          (f) SALE OF TANGIBLE PERSONAL PROPERTY. Not transfer or dispose of, or permit to be sold, transferred or otherwise disposed of, any item or group of items constituting Tangible Personal Property associated with the relevant Property, except for the use and consumption of inventory, office and other supplies and spare parts, and the replacement of worn out, obsolete and defective tools, equipment and appliances, in the ordinary course of business.

          (g) PERFORMANCE UNDER SPACE LEASES. Perform, or cause the Property Owner, or any of its agents to perform, all material obligations of landlord or lessor under the Space Leases for the relevant Property.

          (h) GROUND LEASE ESTOPPEL CERTIFICATES. On or prior to the First Closing Date, Wabash LLC shall obtain an estoppel certificate ("IBM GROUND LEASE ESTOPPEL CERTIFICATE") substantially in the form attached as EXHIBIT I-1 or otherwise certifying to such matters which are required to be certified to by the Garage Lessor pursuant to the Garage Parcel Lease from the Garage Lessor or its agent and City Center LLC shall obtain from the City Center Lessor or its agent an estoppel certificate ("CITY CENTER GROUND

     LEASE ESTOPPEL CERTIFICATE") substantially in the form attached as EXHIBIT I-2 or in the form of the estoppel certificate delivered in connection with City Center LLC's acquisition of the City Center Property.

          (i) SPACE LEASE ESTOPPEL CERTIFICATES. On or prior to the First Closing Date, Seller shall obtain from the following tenants under Space Leases estoppel certificates (a) substantially in the form attached hereto as EXHIBIT I or (b) otherwise certifying only as to those matters which are required to be certified to by such tenants pursuant to the provisions of such tenants' Space Leases or (c) in the form of the estoppel certificate that such tenant delivered to the Property Owner in connection with the Property Owner's acquisition of the relevant Property if such tenant is not required to deliver any estoppel certificate under the terms of its Space Lease, (each a "TENANT ESTOPPEL CERTIFICATE"): (x) with respect to the IBM Plaza Property (A) International Business Machines Corporation, (B) Jenner and Block, (C) State Street Bank and Trust Company, as trustee, or Tower Leasing, Inc., as agent of State Street Bank and Trust Company (D) Arthur Andersen (E) Burke, Warren and McKay, (F) Keroff & Rosenberg and (G) Lovell, White & Durrant and (y) with respect to the City Center Property
     (A) National City Bank and (B) Baker and Hostetler. Notwithstanding the foregoing, Seller may satisfy the conditions of this subsection 3.3(i) with respect to the tenants referenced in (x)(D), (x)(E), (x)(F) and (x)(G) (the "REPLACED TENANTS"), by obtaining Tenant Estoppel Certificates from other tenants under Space Leases in the relevant Property which are not named herein (the "REPLACEMENT TENANTS") provided the aggregate rentable square feet covered by the Replacement Tenants' leases either equals or exceeds the number of rentable square feet leased by the Replaced Tenants. After the First Closing, but prior to the Second Closing, the City Center Assignors shall make a good faith effort, but shall be under no obligation, to cause City Center LLC, to obtain from the tenants referenced in (y)(A) and (y)(B) above updated or confirmatory Tenant Estoppel Certificates. In addition, Seller shall make a good faith effort to obtain from tenants under other Space Leases not referenced herein, Tenant Estoppel Certificates, but the delivery of such Tenant Estoppel Certificates shall not be deemed a condition to Closing. If, on or before August 15, 1998, Seller has not received one or more estoppel certificates in the forms required to be sent by Buyer hereunder, Seller has the right to request that any such lessor or tenant sign an estoppel certificate certifying only as to those matters required to be certified to under the terms of the
     applicable lease.   In any event, if, as of the First Closing Date,  Buyer
     has not received one or more of the estoppel certificates required to be delivered pursuant to subsection 3.3(h) and 3.3(i) or Buyer receives estoppel certificates that are in a form other than that provided by Buyer, and Buyer proceeds to complete the First Closing, Seller's obligations under subsections 3.3(h) and (i) shall be deemed satisfied.

          (j) LOAN DOCUMENTS. The Property Owners will not, and the City Center Assignors will cause City Center LLC not to enter into any amendment or modification of any Loan Documents without the Buyer's prior written consent, which consent will not be unreasonably withheld or delayed.

          (k) SECURITY DEPOSITS. Except with respect to the ongoing use and application of Security Deposits as disclosed on Schedule I, the relevant Seller shall, or cause the Property Owner to, notify Buyer upon the use or application by a Property Owner of any security deposit being held by such Property Owner in connection with a Space Lease.

          (l) DUE DILIGENCE REQUESTS. Unless such items have been previously delivered by or on behalf of Sellers to Buyer, within three Business Days after written request by facsimile or otherwise, Sellers shall deliver, or cause the Property Owner to deliver, to Buyer, all leases, operating statements, loan documents, ground leases, title and survey documentation and such other documentation related to the Properties as Buyer may reasonably request from time to time.

          (m) UPDATING INFORMATION. Sellers shall make a good faith effort to deliver to Buyer any information of which Sellers became aware concerning material events subsequent to the date of this Agreement which is necessary to supplement the information contained in or made a part of the representations and warranties contained herein.

          (n) REVIEW OF BOOKS AND RECORDS. The relevant Sellers and Property Owners shall cooperate in good faith with Buyer and Buyer's accountants in connection with Buyer's accountants review of Seller's and City Center LLC's books, records and financial statements and information. To enable accountants to better meet reporting obligations required by Rule 3-14 of the federal securities laws and in such connection each Seller shall provide to Buyer's auditors a certification that the statement of revenues and certain expenses which Seller furnishes to such auditors, with respect to such Seller's property, fairly represents such information as was contained on the statements, except as noted, and further, each Seller shall provide access to such Seller's books and records as is necessary for Buyer's auditors to do a Rule 3-14 review.

          (o) ENTITY STATUS. City Center LLC shall preserve, renew and keep in full force and effect its existence and qualification in the State of Delaware and, if the absence of such qualification would materially adversely affect the City Center LLC's ownership or ability to convey the City Center Property or the performance by City Center LLC or the City Center Assignors of their respective obligations under this Agreement, in the State of Ohio.

          (p) PROPERTY MANAGEMENT EMPLOYEES. Seller or the relevant Property Owner shall permit Buyer, upon notice to Seller to interview employees that Buyer intends to retain after the applicable Closing.

          (q) TAX RETURNS, TAXES. All federal, state, municipal and other tax returns and reports required by law to be filed by City Center LLC before the date hereof have been duly executed and filed and, except with respect to any real estate taxes, all taxes, levies, imposts, deductions, or withholdings, and all liabilities with respect thereto, interest and penalties due thereon have been paid in full. No such returns have been subject to written requests for material data by, notice for audit by, or are under audit by any taxing authority.

                                      ARTICLE IV

                REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BUYER

          Section 4.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BUYER. The Buyer hereby represents, warrants and covenants to the Sellers as of the date hereof and as of the Closing Date as follows:

          (a) FORMATION; EXISTENCE. Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) POWER; AUTHORITY. The Buyer has all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, the purchase of the relevant Asset and the consummation of the transactions provided for herein have been duly authorized by all necessary action on the part of the Buyer. This Agreement has been duly executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights and by general principles of equity (whether applied in a proceeding at law or in equity).

          (c) NO CONSENTS. Other than the filing of this Agreement with the Securities and Exchange Commission, no consent, license, approval, order, permit or authorization of, or registration, filing or declaration with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required to be obtained or made in connection with the execution, delivery and performance of this Agreement or any of the transactions required or contemplated hereby.

          (d) NO CONFLICTS. The execution, delivery and compliance with, and performance of the terms and provisions of, this Agreement, and the purchase of the Assets, will not (a) conflict with or result in any violation of its organizational documents, (b) conflict with or result in any violation of any provision of any bond, note or other instrument of indebtedness, contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party in its individual capacity, or (c) violate any existing term or provision of any order, writ, judgment, injunction, decree, statute, law, rule or regulation applicable to it or its assets or properties.

          (e) EXAMINATION; NO CONTINGENCIES. In entering into this Agreement, the Buyer has not been induced by and has not relied upon any written or oral representations, warranties or statements, whether express or implied, made by BREA, the Sellers, the Property Owners, any partner of BREA or the Sellers, or any agent, employee, or other representative of any of the foregoing or by any broker or any other person representing or purporting to represent BREA and/or either of the Sellers or Property Owners with respect to the Assets, the Condition of the Assets or any other matter affecting or relating to the transactions contemplated hereby, other than those expressly set forth in this Agreement (for purposes of this Section
     (e) only the term "Seller" shall include the "Property Owners" and "Asset" and "Condition of the Asset" shall include the City Center Property and all Asset-Related Property with respect to the City Center Property). The Buyer's obligations under this Agreement shall not be subject to any contingencies, diligence or conditions except as expressly set forth in this Agreement. The Buyer acknowledges and agrees that, except as expressly set forth herein, the Sellers make no representations or warranties whatsoever, whether express or implied or arising by operation of law, with respect to the Assets or the Condition of the Assets. The Buyer agrees that each Asset will be sold and conveyed to (and accepted by) the Buyer at the applicable Closing in the then existing condition of the Asset, AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT ANY WRITTEN OR VERBAL REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED OR ARISING BY OPERATION OF LAW, other than representations and warranties of the relevant Seller expressly set forth in this Agreement or in any closing documents delivered at Closing. Without limiting the generality of the foregoing, except for the representations and warranties of the Seller contained in this Agreement, the transactions contemplated by this Agreement are without statutory, express or implied warranty, representation, agreement, statement or expression of opinion of or with respect to (A) the Condition of the Assets or any aspect thereof, including, without limitation, any and all statutory, express or implied representations or warranties related to the suitability for habitation, merchantability, or fitness for a particular purpose, (B) the nature or quality of construction, structural design or engineering of the improvements included in the Properties, (C) the quality of labor or materials included in the improvements included in the Properties, (D) the soil conditions, drainage, topographical features, flora, fauna, or other conditions of or which affect the Properties, (E) any conditions at or which affect the Properties with respect to a particular use, purpose, development, potential or otherwise, (F) areas, size, shape, configuration, location, access, capacity, quantity, quality, cash flow, expenses, value, condition, make, model, composition, accuracy, completeness, applicability, assignability, enforceability, exclusivity, usefulness, authenticity or amount, (G) any statutory, express or implied representations or warranties created by any affirmation of fact or promise, by any description of the Assets, the Properties or by operation of law, (H) any environmental, botanical, zoological, hydrological, geological, meteorological, structural, or other condition or hazard or the absence thereof heretofore, now or hereafter affecting in any manner the Properties and (I) all other statutory, express or implied representations or warranties by the Seller whatsoever. The Buyer acknowledges that the Buyer has knowledge and expertise in financial and business matters that enable the Buyer to evaluate the merits and risks of the transactions contemplated by this Agreement.


          (f) For purposes of this Agreement and with respect to each Asset, the term "Condition of the Asset" means the following matters:

               (A) PHYSICAL CONDITION OF THE RELEVANT PROPERTY. The quality, nature and adequacy of the physical condition of the relevant Property, including, without limitation, the quality of the design, labor and materials used to construct the improvements included in the Property; the condition of structural elements, foundations, roofs, glass, mechanical, plumbing, electrical, HVAC, sewage, and utility components and systems; the capacity or availability of sewer, water, or other utilities; the geology, flora, fauna, soils, subsurface conditions, groundwater, landscaping, and irrigation of or with respect to the Property, the location of the Property in or near any special taxing district, flood hazard zone, wetlands area, protected habitat, geological fault or subsidence zone, hazardous waste disposal or clean-up site, or other special area, the existence, location, or condition of ingress, egress, access, and parking; the condition of the personal property and any fixtures; and the presence of any asbestos or other Hazardous Materials, dangerous, or toxic substance, material or waste in, on, under or about the Property and the improvements located thereon. "HAZARDOUS MATERIALS" means (A) those substances included within the definitions of any one or more of the terms "hazardous substances," "toxic pollutants", "hazardous materials", "toxic substances", and "hazardous waste" in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (as amended), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801 et seq., the Resource Conservation and Recovery Act of 1976 as amended, 42 U.S.C.
          Section 6901 et seq., Section 311 of the Clean Water Act and any similar state laws or any regulations issued under any such laws and
          (B) petroleum, radon gas, lead based paint, asbestos or asbestos containing material and polychlorinated biphenyls.

               (B) ADEQUACY OF THE ASSET. The economic feasibility, cash flow and expenses of the Asset, and habitability, merchantability, fitness, suitability and adequacy of the relevant Property for any particular use or purpose.

               (C) LEGAL COMPLIANCE OF THE ASSET. The compliance or non-compliance of the relevant Seller, Property Owner or the operation of the relevant Property or any part thereof in accordance with, and the contents of, (i) all codes, laws, ordinances, regulations, agreements, licenses, permits, approvals and applications of or with any governmental authorities asserting jurisdiction over the Property, including, without limitation, those relating to zoning, building, public works, parking, fire and police access, handicap access, life safety, subdivision and subdivision sales, and Hazardous Materials, dangerous, and toxic substances, materials, conditions or waste, including, without limitation, the presence of Hazardous Materials in, on, under or about the Property that would cause state or federal agencies to order a clean up of the Property under any applicable legal requirements and (ii) all agreements, covenants, conditions, restrictions (public or private), condominium plans, development agreements, site plans, building permits, building rules, and other instruments and documents governing or affecting the use, management, and operation of the relevant Property.

               (D) MATTERS DISCLOSED IN THE SCHEDULED DOCUMENTS AND ASSET FILE. Those matters referred to in this Agreement and the documents listed on the Schedules attached hereto and the matters disclosed in the Asset File.

               (E) INSURANCE. The availability, cost, terms and coverage of liability, hazard, comprehensive and any other insurance of or with respect to the Property.

               (F) CONDITION OF TITLE. The condition of title to the relevant Property, including, without limitation, vesting, legal description, matters affecting title, title defects, liens, encumbrances, boundaries, encroachments, mineral rights, options, easements, and access; violations of restrictive covenants, zoning ordinances, setback lines, or development agreements; the availability, cost, and coverage of title insurance; leases, rental agreements, occupancy agreements, rights of parties in possession of, using, or occupying the Property; and standby fees, taxes, bonds and assessments.

          (g) BUYER'S AFFILIATE/ASSIGNEE. In the event that Buyer, in accordance with the terms of, and as permitted by, Section 15.7 hereof, shall designate an "Affiliate" or an assignee or designee to which the Assets will be transferred at Closing, the representations and warranties and all covenants and obligations set forth in this Agreement, including, without limitation, the provisions of this Section 4.1, shall apply with respect to Buyer's Affiliate or assignee or designee as if Buyer's Affiliate or assignee or designee was named as Buyer hereunder, and all representations and warranties shall be true, complete and accurate as of the Closing Date. Notwithstanding the foregoing, nothing contained herein shall be construed as relieving Buyer of any of its obligations or liabilities under this Agreement.

          (h) LIKE KIND EXCHANGE. In the event that Wabash LLC or the City Center Assignors elect to utilize a like-kind exchange (within the meaning of Section 1031 of the Internal Revenue Code of 1986, as amended), Buyer shall reasonably cooperate with such Seller in connection with Seller's election and shall execute any and all documents reasonably requested by Seller in connection therewith. Notwithstanding anything to the contrary contained herein, including the representations and covenants regarding this Agreement or similar understandings on the part of Buyer, the Sellers may enter into intermediate contracts or other agreements to sell the IBM Plaza Property or the Interests, respectively, to the third party that enters into such contract or agreement with such Seller and Buyer shall proceed to purchase the IBM Plaza Property or the Interests, as applicable, from such third party on the same terms and conditions as set forth in this Agreement, provided, however, that Buyer shall not incur any cost or liability if Seller elects to utilize a like-kind exchange as provided for herein.

          (i) THIRD PARTY LOANS. Buyer hereby agrees that it will not enter into any agreement with either Third Party lender or in connection with either Third Party Loan pursuant to which Buyer agrees to pay an increased prepayment fee or charge in connection with the prepayment of the Third Party Loans in exchange for another benefit to Buyer and Buyer shall disclose to Seller any agreement with the Third Party lenders with respect to such Third Party Loans.

                                      ARTICLE V

                           CONDITIONS PRECEDENT TO CLOSING

          Section 5.1 CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS. The obligation of each Seller to consummate the transfer of the relevant Asset to the Buyer on the applicable Closing Date is subject to the satisfaction (or waiver) by the Seller as of the Closing of the following conditions:

          (a) Each of the representations and warranties made by the Buyer in this Agreement shall be true and correct in all material respects when made and on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date.

          (b) The Buyer shall have performed or complied in all material respects with each obligation and covenant required by this Agreement to be performed or complied with by the Buyer on or before the Closing.

          (c) No order or injunction of any court or administrative agency of competent jurisdiction nor any statute, rule, regulation or executive order promulgated by any governmental authority of competent jurisdiction shall be in effect as of the Closing which restrains or prohibits the transfer of the Assets or the consummation of any other transaction contemplated hereby.

          (d) The Seller shall have received all of the documents required to be delivered by the Buyer under Article VI.

          (e) The Seller shall have received the Purchase Price in accordance with subsection 2.2(b) and all other amounts due to the Seller hereunder.


          Section 5.2 CONDITIONS TO THE BUYER'S OBLIGATIONS. (a) The obligation of the Buyer to purchase and pay for each Asset is subject to the satisfaction (or waiver) by the Buyer as of each Closing of the following conditions:

          (1) Each of the representations and warranties made by the Seller in this Agreement, with respect to the Asset being conveyed on the applicable Closing Date, shall be true and correct in all material respects when made and on and as of such Closing Date as though such representations and warranties were made on and as of the Closing Date.

          (2) The Seller shall have performed or complied in all material respects with each obligation and covenant required by this Agreement to be performed or complied with by a Seller with respect to the relevant Asset on or before the Closing.

          (3) No order or injunction of any court or administrative agency of competent jurisdiction nor any statute, rule, regulation or executive order promulgated by any governmental authority of competent jurisdiction shall be in effect as of the Closing which restrains or prohibits the transfer of the Asset being transferred at such Closing or the consummation of any other transaction scheduled to occur at such Closing.

          (4) With respect to the IBM Plaza Property, title to the Property shall be delivered to the Buyer in the manner required under Section 9.1 hereof, as evidenced by a Complying Title Policy; with respect to the City Center Property, title shall be, at the time of Closing, in the form, required under Section 9.1, as evidenced by a Complying Title Policy;

          (5) The Buyer shall have received all of the documents required to be delivered by the Seller under Article VI.

          (6) The Property shall be in the same condition as at the Due Diligence Expiration Date subject to reasonable wear and tear and the provisions of Section 10.2.

          (7) The Buyer shall have received Ground Lease Estoppel Certificates and Tenant Estoppel Certificates required under Sections 3.3(h) and(i) above.

(b) Notwithstanding the provisions of subsection (a) above, Buyer shall not be obligated to acquire the Interests of the City Center Assignors and may terminate this Contract with respect to the Interests, if the Closing of the sale of the IBM Plaza Property does not occur other than as a result of a default by Buyer hereunder.

                                      ARTICLE VI

                                  CLOSING DELIVERIES

          (a) At the First Closing and the Second Closing, respectively, the Buyer shall deliver, with respect to IBM Plaza and City Center, respectively, the following documents:

          (i)  with respect to the IBM Plaza Property only:

               (A) in connection with the Seller's leasehold interests in the IBM Property, an Assignment and Assumption of Ground Lease substantially in the form of EXHIBIT A-1 (with any necessary modifications in order to conform with local laws for recording in the land records in Cook County, Illinois), duly executed by Seller;

               (B) an assignment and assumption of landlord's interest in the Space Leases (an "ASSIGNMENT OF LEASES") duly executed by the Buyer in substantially the form of EXHIBIT A hereto; and

               (C) an assignment and assumption of Contracts (an "ASSIGNMENT OF CONTRACTS") duly executed by the Buyer in substantially the form of EXHIBIT B hereto.


          (ii) with respect to the City Center Property only:

               (A) an Assignment and Assumption of Interests substantially in the form of Exhibit A-2 hereto; and

               (B) amendments to the limited liability company agreement and articles of organization for City Center LLC reflecting the assignment of membership Interests.

          (iii)     with respect to the transactions contemplated hereunder:

               (A) such other assignments, instruments of transfer, and other documents as the Seller may reasonably require in order to complete the transactions contemplated hereunder or to evidence compliance by the Buyer with the covenants, agreements, representations and warranties made by it hereunder, in each case, duly executed by the Buyer;

               (B) a duly executed and sworn Secretary's Certificate from the Buyer (or the managing general partner or the administrative member of the Buyer, where appropriate) certifying that the

          Buyer has taken all necessary action to authorize the execution of all documents being delivered hereunder and the consummation of all of the transactions contemplated hereby and that such authorization has not been revoked, modified or amended;

               (C) an executed and acknowledged Incumbency Certificate from the Buyer (or the managing general partner or administrative member of the Buyer, where appropriate) certifying the authority of the officers of the Buyer (or the general partner of the Buyer, where appropriate) to execute this Agreement and the other documents delivered by the Buyer to the Seller at the Closing;

               (D) such other proof as Seller may reasonably request from time to time to evidence the authority of the Buyer and its officers and directors to execute all documents being delivered hereunder and consummate the transactions contemplated hereby;

               (E) all consents, approvals or waivers listed on SCHEDULE J on terms satisfactory to the Sellers;

               (F) all transfer tax returns which are required by law and the regulations issued pursuant thereto in connection with the payment of all state or local real property transfer taxes that are payable or arise as a result of the consummation of the transactions contemplated by this Agreement, in each case, as prepared, determined and apportioned by Seller in accordance with the First Installment and the Second Installment (as defined herein)and duly executed by the Buyer;

               (G) any forms or affidavits required to be filed with respect to the transfer of the Interests; and

               (H) a closing statement prepared by Seller in accordance with the terms hereof (such delivery may be waived by Seller as to the condition precedent benefitting it).

          (iv) with respect to the Third Party Loans being assumed or taken subject to by Buyer at the relevant Closing:

               (A) such documents as the holder of such Third Party Loans shall require in connection with the assumption or retention of such Third Party Loans by the Buyer, including, without limitation, replacement guaranties, letters of credit or other credit support to the extent such credit support has been provided by the Seller or their affiliates;

               (B) letters of credit necessary in order to obtain the return of any letters of credit provided with respect to the NY Life Loan and the Cigna Loan currently being held by or for the benefit of either Third Party lender; and

               (C) releases in the form of EXHIBIT D, executed by the holders of all Third Party Loans being assumed by the Buyer at that Closing, releasing Seller and its affiliates, officers, directors and agents from all liability which may accrue or arise from and after the applicable Closing Date with respect to the Loans or under any of the Loan Documents (including all guaranties, indemnities and letters of credit provided by the Sellers).

          (b) At the First Closing and the Second Closing, respectively, the Seller shall deliver, with respect to the IBM Plaza Property and the City Center Property, respectively, the following documents:

          (i)  with respect to the IBM Plaza Property only:

               (A) in connection with the Seller's fee interests in the Property, a special warranty deed ("DEED") in substantially the form of EXHIBIT E (with any necessary modifications in order to conform with the local laws for recording in the land records of Cook County, Illinois), duly executed by the Seller, without recourse, which deed, upon proper recording by the Buyer, shall be sufficient to transfer and convey to the Buyer whatever rights in the Property the Seller has acquired subject only to the Permitted Exceptions;

               (B) with respect to the Seller's leasehold interests in the Property, an Assignment and Assumption of Ground Lease in substantially the form of EXHIBIT A-1 (with any necessary modifications in order to conform with the local laws for recording in the land records of Cook County, Illinois), duly executed by Seller;

               (C) an Assignment of Space Leases (in the form of EXHIBIT A) duly executed by the Seller, together with certified copies, and if available, originals of the Space Leases referred to in such assignment;

               (D) a bill of sale (a "BILL OF SALE") duly executed by the Seller in substantially the form of EXHIBIT F hereto, relating to the Tangible Personal Property owned by the relevant Seller which are currently located upon or attached to the Property;

               (E) an Assignment of Contracts in the form of EXHIBIT B duly executed by the Seller;

               (F) notice letters ("TENANT NOTICES") duly executed by the Seller, in the form of EXHIBIT C attached hereto. Such notice letters shall be retained by the Seller and delivered by the Seller to each tenant and other such entity, with a copy thereof to Buyer, immediately following Closing.

               (G) a disclosure document from Seller in the form required under the Illinois Responsible Property Transfer Act, 765 ILSC 90/1, et.seq. or an affidavit to the effect that to the best of Seller's knowledge, no such IRPTA disclosure document is required under such act;

               (H) a water certificate as required by the applicable governmental authority;

          (ii) with respect to the City Center Property only:

               (A) an Assignment and Assumption of Interests substantially in the form of Exhibit A-1 attached hereto; and

               (B) a true and complete copy of the Limited Liability Company Agreement.

          (iii)     with respect to both Properties:

               (A) all keys and keycards to the Property which are in the Seller's possession;

               (B) an affidavit that the Seller is not a "foreign person" within the meaning of the Foreign Investment in Real Property Tax Act of 1980, as amended, in substantially the form of EXHIBIT G hereto;

               (C) copies, or to the extent available originals, of all Ground Leases, Space Leases,

          Contracts, Licenses and Asset Files (at Seller's option such items will be made available at the Property); and

               (D) evidence that each terminated contract has been terminated or that all actions necessary to terminate such contract have been taken; and


               (E) a closing statement prepared by Seller in accordance with the terms hereof (such delivery may be waived by Buyer, as to the condition precedent benefitting it);

               (F) Evidence of termination of Property Management Agreement affecting each Property and a release of lien executed by the property manager of the Property.

               (G) Evidence that all steps have been taken by Seller with respect to the termination of the employees of the Properties, other than those being assumed by Buyer hereunder, including employees under Union Contracts.

               (iv)  with respect to the transactions contemplated hereunder:

               (A) such other assignments, instruments of transfer, and other documents as the Buyer may reasonably require in order to complete the transactions contemplated hereunder or to evidence compliance by the Seller with the covenants, agreements, representations and warranties made by it hereunder;

               (B) a duly executed and sworn Secretary's Certificate from the Seller (or the managing general partner of the Seller or the administrative member, where appropriate) certifying that the Seller has taken all necessary action to authorize the execution of all documents being delivered hereunder and the consummation of all of the transactions contemplated hereby and that such authorization has not been revoked, modified or amended;

               (C) an executed and acknowledged Incumbency Certificate from the Seller (or the managing general partner of the Seller or the administrative member, where appropriate) certifying the authority of the officers of the Seller (or the general partner of the Seller, where appropriate) to execute this Agreement and the other documents delivered by the Seller to the Buyer at the Closing; and

               (D) all transfer tax returns which are required by law and the regulations issued pursuant thereto in connection with the payment of all state or local real property transfer taxes that are payable or arise as a result of the consummation of the transactions contemplated by this Agreement, in each case, as prepared, and duly executed by the Seller in accordance with the First Installment and the Second Installment (as defined herein).

               (v) In the event any Asset-Related Property is not assignable (such as a letter of credit that is not transferable), the Seller shall use commercially reasonable efforts to provide the Buyer, at no cost to the Seller, with the economic benefits of such property by enforcing its rights with respect to such property (solely at the Buyer's direction) for the benefit and at the expense of the Buyer. Seller's obligations under this subsection 6.2(v) only shall survive after Closing and shall be subject to the provisions of section 12.3 hereof, but not section 12.4.

                                     ARTICLE VII

                                   PURCHASE OPTION


     Section 7.1 CITY CENTER RIGHT OF FIRST REFUSAL. Buyer hereby acknowledges that Seller has delivered to National City Bank a notice informing National City Bank of the intent of the City Center Assignors to sell the Interests and gives National City Bank an option to purchase the Interests or the City Center Property which letter is attached hereto as EXHIBIT J and Buyer hereby approves of the form and delivery of same.
Further, Buyer acknowledges and agrees that, with respect to the City Center Property, the City Center Assignors have the right to terminate this Agreement with respect to the City Center Property by delivering to Buyer a notice indicating that, in the City Center Assignors' judgment, a right of first refusal has been exercised with respect to the City Center Property
(the "OPTION NOTICE") and, effective as of the date when National City Bank closes on the purchase from City Center LLC or the City Center Assignors, of the City Center Property or the Interests, this Agreement, with respect to the City Center Property, shall be deemed terminated and the City Center Assignors shall not be liable to Buyer for any loss, cost, liability, fees or expenses incurred by Buyer in connection with this Agreement or the contemplated sale of the City Center Property to Buyer, including, all costs incurred by Buyer in connection with the negotiation of this Agreement and Buyer's due diligence, and the City Center Earnest Money shall be returned immediately to the Buyer. For avoidance of doubt, it is understood that if Sellers deliver to Buyer an Option Notice, this Agreement shall not terminate with respect to the City Center Property unless and until National City Bank closes on the sale of the City Center Property or the Interests and until such closing occurs or fails to occur, as provided for below, this Agreement shall be deemed in full force and effect and Escrow Agent shall continue to retain the City Center Earnest Money. If National City Bank fails to close on the sale of either the City Center Property or the Interests, Buyer and the City Center Assignors shall proceed to close on the sale of the Interests as provided for in this Agreement, except that if the Second Closing Date shall be delayed until the sixtieth day after National City Bank fails to close. Notwithstanding anything to the contrary contained in this
Article VII or this Agreement, if the obligation of the City Center Assignors and Buyer to sell and purchase the Interests is terminated prior to the First Closing Date, this Agreement shall remain in full force and effect with respect to the sale of the IBM Plaza Property as if the sale of the City Center Property was never contemplated.


                                     ARTICLE VIII

                                     INSPECTIONS

          Section 8.1 RIGHT OF INSPECTION. Prior to the applicable Closing Date, the Buyer and its agents shall have the right to inspect the Properties (including conducting environmental and engineering inspections) at reasonable times agreed upon by the relevant Seller and Buyer, upon reasonable notice (at least twenty-four (24) hours in advance), provided, however, (a) the Buyer shall permit a representative of the Property Owner to accompany the Buyer and/or its agents during any such inspection if the Seller shall cause the Property Owner to make such a representative available and (b) such inspection or interview shall not unreasonably impede the normal day-to-day business operations of the relevant Property; (c) Buyer shall not conduct any testing or inspections with respect to property or premises of tenants, subtenants, licensees or other occupants of the Properties to the extent not permitted by a Space Lease and without the reasonable prior consent of the relevant Seller; (d) Buyer shall not contact, or have discussions, either directly or indirectly, with any tenants, subtenants, licensees or other users or occupants of either of the Properties, without the prior written consent of the appropriate Seller, which consent shall not be unreasonably withheld; and (e) Buyer shall obtain from the appropriate Seller, its prior written consent, which consent will not be unreasonably withheld, before conducting any invasive testing at the Properties which testing shall be subject to conditions imposed by such Seller in its reasonable discretion. The Buyer's right of inspection of the Properties shall be subject to the rights of tenants, subtenants, licensees or other occupants of the Properties. Prior to entering either of the Properties, Buyer shall deliver to Seller certificates satisfactory to Seller evidencing that Buyer maintains general liability insurance policies acceptable to Sellers in their reasonable discretion, naming the Sellers and Property Owners as additional insured and loss payees thereunder. The Buyer hereby indemnifies and agrees to defend and hold the Seller harmless from all loss, cost (including, without limitation, reasonable attorneys' fees), claim or damage arising in connection with or from any such inspection by the Buyer or its agents and any breach of this Section 8.1 by Buyer. In the event Buyer fails to purchase the IBM Plaza Property or the Interests as provided for in this Agreement, upon Seller's request, Buyer shall return to such Seller copies of all reports and documents delivered to Buyer in connection with the transaction or any inspections of either or both of the Properties. The provisions of this Article shall survive the Closing or any earlier termination of this Agreement.


          Section 8.2  DUE DILIGENCE PERIOD.

          (a) The Buyer confirms to the Sellers that the Buyer has conducted such inspections of the Asset Files and the Property sites and in certain instances consulted with third party professionals as it has deemed appropriate to satisfy itself that the Interests and the Properties are appropriate for the Buyer's acquisition. Notwithstanding the foregoing, in order to complete its investigation with respect to the physical condition of the City Center Property curtain wall only, the Buyer, for the period ending on July 23, 1998 (the "DUE DILIGENCE EXPIRATION DATE"), shall have the right to conduct or cause to be conducted, at the Buyer's sole cost, risk and expense, such inspections, tests, examinations and studies of the City Center curtain wall as the Buyer deems necessary or appropriate.

          (b) If the physical condition of the City Center curtain wall is such that it has a material adverse effect on the operation or value of the Property in excess of the level and scope ascertainable from the Law Engineering and Environmental Services, Inc. report with respect to the City Center Property previously provided by Seller to Buyer or such other reports as may be contained or referenced in the Asset Files with respect to the curtain wall, the Buyer shall have the right to terminate this Agreement by written notice given to the Seller (which written notice shall include evidence to support Buyer's claims) prior to 5:00 p.m. (E.D.T) on the Due Diligence Expiration Date (TIME BEING OF THE ESSENCE). If the Buyer terminates this Agreement in the time and manner set forth in this subsection 8.2(b), then the Earnest Money shall be returned to the Buyer, this Agreement shall be deemed terminated and neither party shall have any further rights or obligations to the other, except for those expressly stated to survive the termination of this Agreement. If the Buyer shall fail to terminate this Agreement in the time and manner set forth in this subsection 8.2(b), then the Buyer shall be deemed to have irrevocably waived its right to terminate this Agreement pursuant to this subsection 8.2(b).

                                      ARTICLE IX

                            TITLE AND PERMITTED EXCEPTIONS

          SECTION 9.1 PERMITTED EXCEPTIONS. Each Asset shall be sold and is to be conveyed, and the Buyer agrees to purchase each Asset, subject to the Permitted Exceptions.

          Section 9.2 TITLE REPORT, SURVEY AND SEARCHES. (a) With respect to each Property, the Buyer has received and/or reviewed a copy of the Existing Title Policy and the Existing Survey. If not previously ordered, promptly after the date of this Agreement the Buyer shall order an updated survey and an updated title commitment with respect to each Property and Seller shall order UCC, federal and state tax lien, judgment and pending litigation searches with respect to the City Center Assignors, the Property Owners and, in addition, the Buyer shall (a) instruct Title Associates and surveyor delivering such updated items to furnish copies of all updated commitments and surveys to Sellers' counsel at the address set forth in Section 15.9 hereof and (b) within three Business Days after the later of (i) receipt of any such updated documents and
(ii) receipt of the updated survey, give notice to the relevant Seller specifying all title exceptions set forth in such updated documents which the Buyer claims are not Permitted Exceptions. Subject to Section 9.6, Buyer's right to give notice of objection as set forth above for any such title exception shall be limited to the title exceptions which materially interfere with the continued use of the relevant Property or materially adversely effect the value of the relevant Property. Seller acknowledges that Buyer has not received copies of the underlying title documents set forth on SCHEDULE K attached hereto (the "OUTSTANDING TITLE DOCUMENTS") relating to the title exceptions described on such schedule (the "OUTSTANDING TITLE EXCEPTIONS)". The Outstanding Title Exceptions shall be deemed to be Permitted Exceptions so long as the matters raised by such exceptions do not materially adversely effect the use or value of the relevant Property as it is currently used. Within three Business Days after the receipt of any Outstanding Title Document, Buyer shall give notice to the relevant Seller specifying any Outstanding Title Exception which the Buyer claims are not Permitted Exceptions. If Buyer fails to notify the relevant Seller within the time period required above that such Outstanding Title Exceptions are not Permitted Exceptions, the Outstanding Title Exceptions shall be deemed to be Permitted Exceptions.

          (b) With respect to the IBM Plaza Property, Wabash LLC shall order and deliver, or cause to be delivered, to Buyer UCC, federal and state judgment and lien, pending litigation and bankruptcy searches for Wabash LLC. With respect to the City Center Property, Seller shall order and deliver, or caused to be delivered, to Buyer UCC, federal, state, judgment and lien, pending litigation and bankruptcy searches for City Center LLC and the City Center Assignors.

          Section 9.3  USE OF PURCHASE PRICE TO DISCHARGE TITLE EXCEPTIONS.
With respect to either Property, but subject to the provisions of Section 9.6, if, at the Closing, there are any title exceptions applicable to the Property which are not Permitted Exceptions and which the relevant Seller is obligated by this Agreement or elects to pay and discharge, the relevant Seller may use any portion of the Purchase Price to satisfy the same, provided that the Seller shall have delivered to the Buyer at the Closing instruments in recordable form sufficient to satisfy such title exceptions of record, together with the cost of any applicable recording or filing fees. The existence of any such liens or encumbrances shall not be deemed objections to title if the Seller shall comply with the foregoing requirements. Any unpaid liens for taxes, water charges and assessments applicable to the period prior to the applicable Closing Date shall not be objections to title, but the amount thereof plus any interest and penalties thereon shall be deducted from the balance of the Purchase Price, subject to the provisions for apportionment of taxes, water charges and assessments contained in Article XI of this Agreement.

          Section 9.4  INABILITY TO CONVEY.  Except as expressly set forth in
Section 9.6, nothing contained in this Agreement shall be deemed to require the Sellers to take or bring, or to cause a Property Owner to take or bring, any legal action or proceeding or any other steps to remove any title exception or to expend any moneys therefor, nor shall the Buyer have any right of action against either of the Sellers or Property Owners, at law or in equity, for Wabash LLC's, and only to the extent the City Center Assignors have an interest in the Property, the City Center Assignors', inability to convey title, or to transfer the Interests, subject only to the Permitted Exceptions.

          Section 9.5 RIGHTS IN RESPECT OF INABILITY TO CONVEY. In the event that either Seller shall be unable to convey the relevant Asset as a result of the existence of a title exception that Seller is not required to remove pursuant to this Agreement, subject only to the Permitted Exceptions and the Buyer shall not, on or before the Closing Date (as it may have been adjourned in accordance with this Agreement), give notice to the Sellers that the Buyer is willing to waive objection to each title exception which is not a Permitted Exception and close this transaction without abatement of the Purchase Price, credit or allowance of any kind or any claim or right of action against the Sellers for damages or otherwise, the appropriate Seller shall have the right, at the Seller's sole election, to either (l) take, or cause the Property Owner to take, such action as the Seller shall deem advisable to discharge each such title exception which is not a Permitted Exception or (2) terminate this Agreement. In the event the Seller shall elect to take, or cause the Property Owner to take, action to discharge each such title exception which is not a Permitted Exception, the Seller shall be entitled to one or more adjournments of the Closing Date for a period not to exceed 45 days in the aggregate (inclusive of any adjournments made by the Seller pursuant to Section 9.6 below) and the Closing shall be adjourned to a date mutually agreed upon by the relevant Seller and Buyer not beyond such 45 day period. If, for any reason whatsoever, the Seller shall not have succeeded in discharging each such title exception at the expiration of such adjournment(s) and if the Buyer shall not, prior to the expiration of the last of such adjournments, give notice to the Seller that the Buyer is willing to waive objection to each such title exception and to close this transaction without abatement of the Purchase Price, credit or allowance of any kind or any claim or right of action against the Sellers for damages or otherwise, then, with respect to such Property only, this Agreement shall be deemed to be terminated as of the last date to which the Closing Date was adjourned by the Sellers pursuant to this Article IX. Upon any termination of this Agreement pursuant to this Section, (I) the Earnest Money shall be refunded to the Buyer and (II) neither party shall have any further rights or obligations with respect to the Property for which the provisions of this Agreement are being terminated , except those obligations which expressly survive the termination of this Agreement. No action taken by the Seller or a Property Owner to discharge, or attempt to discharge, or cause the Property Owner to discharge or attempt to discharge, any purported title exception shall be an admission that any such purported title exception is not a Permitted Exception. The provisions of this
Section 9.5 shall be subject to Seller's and Purchaser's rights and obligations with respect to Voluntary/De Minimis Title Exceptions set forth in Section 9.6. It is understood and agreed that a discharge of a title exception shall include the elimination of the title exception itself, the omission of the exception from the Complying Title Policy or affirmative insurance against any loss due to the existence of such exception provided such form of affirmative insurance is reasonably approved by Buyer.


          Section 9.6 VOLUNTARY/DE MINIMIS TITLE EXCEPTIONS. If, from time to time prior to the Closing, the Buyer shall become aware of any Voluntary/De Minimis Title Exceptions, then the Buyer shall promptly notify the Seller thereof, which notice shall describe in reasonable detail the Voluntary/De Minimis Title Exceptions(s). The relevant Seller shall discharge, or cause the Property Owner to discharge, or subject to Buyer's approval, provide title endorsements over, all Voluntary/De Minimis Title Exceptions on or prior to Closing. The Seller shall be entitled to one or more adjournments of the Closing Date not to exceed 45 days in the aggregate (inclusive of any adjournments made by the Seller pursuant to Section 9.5 hereof) to discharge Voluntary/De Minimis Title Exceptions.

          Section 9.7 THE BUYER'S RIGHT TO ACCEPT TITLE. Notwithstanding the foregoing provisions of this Article IX, the Buyer may, by notice given to the Sellers at any time on or prior to the Closing Date (as it may have been adjourned by the relevant Seller pursuant to this Article IX) or within five (5) days after receipt from Seller of a notice to terminate this

Agreement, elect to accept such title as the Seller can convey, notwithstanding the existence of any title exceptions which are not Permitted Exceptions. In such event, this Agreement shall remain in effect and the parties shall proceed to Closing but, except to the extent set forth in Section 9.6, the Buyer shall not be entitled to any abatement of the Purchase Price, any credit or allowance of any kind or any claim or right of action against the Seller or Property Owner for damages or otherwise by reason of the existence of any title exceptions which are not Permitted Exceptions.

          Section 9.8 COOPERATION. The Buyer and the Sellers shall cooperate with Title Associates in connection with obtaining title insurance or an update of title insurance insuring title to the Property subject only to the Permitted Exceptions and otherwise in the form and of the substance of a Complying Title Policy. In furtherance and not in limitation of the foregoing, at or prior to the Closing, the Buyer and the appropriate Seller shall deliver, or cause the Property owner to deliver, to Title Associates such affidavits, certificates and other instruments as are reasonably requested by such title company and customarily furnished in connection with the issuance of owner's policies of title insurance, including, without limitation, (i) evidence sufficient to establish (x) the legal existence of the Buyer and the Seller and any Property Owner and (y) the authority of the respective signatories of the Seller and the Buyer to bind the Seller and the Buyer, as the case may be, (ii) a certificate of good standing of the Seller, (iii) necessary affidavits required by Title Associates Inc. to issue a Non-Imputation Endorsement and (iv) an ALTA Statement and Personal (GAP) undertakings.


                                      ARTICLE X

                           TRANSACTION COSTS; RISK OF LOSS

          Section 10.1 TRANSACTION COSTS. The Buyer and the Sellers agree to comply with, or cause compliance with, all real estate transfer tax laws applicable to the sale of the Assets. At each Closing, the real property transfer taxes, deed stamps, conveyance taxes, documentary stamp taxes and other taxes or charges payable as a result of the conveyance of the Asset being transferred to Buyer at that Closing pursuant to this Agreement, and as apportioned between the Assets in accordance with the installment of the Purchase Price being paid by Seller to Buyer on the relevant Closing Date (collectively, the "TRANSFER TAXES"), shall be split equally between the Buyer and the appropriate Seller. In addition to the foregoing and their respective apportionment obligations hereunder, (a) the Sellers and the Buyer shall each be responsible for the payment of the costs of their respective legal counsel, advisors and other professionals employed thereby in connection with the sale of the Assets, (b) the Seller shall be responsible (i) for the title insurance policy premiums in respect of any fee and leasehold title insurance, including extended coverage obtained by the Buyer only, excluding the cost of any endorsements which the Buyer elects to obtain and (ii) the cost and expense of obtaining UCC searches, federal and state tax lien, judgment, pending litigation and bankruptcy searches for each Seller and for City Center LLC and
(c) the Buyer shall be responsible for all costs and expenses associated with
(i) the Buyer's due diligence, (ii) title reports or abstracts with respect to the Properties, all title endorsements which Buyer elects to obtain and all survey and search costs and updates related to title insurance, in each case commissioned by the Buyer, (iii) the policy premiums in respect of any mortgage title insurance obtained by the Buyer (if any), (iv) payment, at the Closing, of the recording charges and fees and recordation taxes for the documents necessary to transfer the Assets, (v) all costs and expenses of obtaining any financing the Buyer may elect to obtain, take subject to, and/or assume from either or both of the Sellers (including any fees, financing costs, Repayment Costs, transfer taxes, mortgage and recordation taxes and intangible taxes in connection therewith) and (vi) all other costs which are the responsibility under applicable law for the Buyer to pay (including, without limitation, all sales and use taxes due as a result of the sale of the Asset). With respect to each Property, the Buyer and relevant Seller shall indemnify the other and their respective successors and assigns from and against any and all loss, damage, cost, charge, liability or expense (including court costs and reasonable attorneys' fees) which such other party may sustain or incur as a result of the failure of the indemnifying party to timely pay any of the aforementioned taxes, fees or other charges for which it has assumed responsibility under this Section. Although the parties do not believe that any transfer taxes will be due with respect to the sale of the Interests, the Buyer and the City Center Assignors each hereby agree to pay one-half of any transfer, deed or conveyance taxes if assessed in connection with the sale of the Interests and each hereby indemnifies and holds the other harmless from and against any and all loss, damage, cost, charge, liability or expense (including court costs and reasonable attorneys' fees) with respect to the one-half of any transfer, deed stamp or other conveyance taxes such party is obligated to pay under this Agreement with respect to the Interests as a result of a determination that the transfer taxes, deed stamp taxes or other conveyance taxes payable in connection with this transaction that are in excess of the amount originally determined and paid by
the parties hereto.   This indemnification shall survive the Closing.


          Section 10.2 RISK OF LOSS. (a) If, on or before the Closing Date, either Property or any portion thereof shall be (i) damaged or destroyed by fire or other casualty or (ii) taken or threatened to be taken as a result of any condemnation or eminent domain proceeding, the Seller shall promptly notify the Buyer.

          (b) As soon as practicable after the occurrence of such casualty or an actual condemnation, as opposed to a threatened condemnation , Seller shall notify Buyer of (i) the estimated cost of restoration of the relevant Property with respect to any casualty as determined by written estimate of an independent construction contractor chosen by Seller or Property Owner with Buyer's approval not to be unreasonably withheld or (ii) the estimated loss in value of the relevant Property as a result of such condemnation as determined by written estimate of an independent appraisal firm chosen by Seller or the Property Owner, with Buyer's approval not to be unreasonably withheld. If the estimated cost of restoration arising out of a casualty or estimated loss in value arising out of a condemnation, shall be $5,000,000 or less, then notwithstanding any provision in this Agreement to the contrary, the Seller will credit against the Purchase Price payable by the Buyer (applied to the installment of the Purchase Price due at the Closing at which the Property that is the subject of the casualty or condemnation is transferred to Buyer) an amount equal to the net proceeds, if any, received by the Seller from such casualty or condemnation less any amounts spent by the Seller or Property Owner prior to Closing with respect to a restoration of the subject Property. If as of the Closing Date, the Seller or Property Owner has not received any such insurance or condemnation proceeds then the parties shall nevertheless consummate on the Closing Date the conveyance of the relevant Asset (without any deduction for such insurance or condemnation proceeds) and the Seller will at Closing assign to the Buyer all rights of the Seller, if any, to the insurance or condemnation proceeds and to all other rights or claims arising out of or in connection with such casualty or condemnation. If the estimated cost of restoration arising from a casualty or the loss in value of the relevant Property arising from a condemnation exceeds $5,000,000, then Buyer shall have the option to either (i) terminate this Agreement and the Earnest Money being held by Escrow Agent shall be immediately returned to Buyer, and thereupon this Agreement shall terminate and be of no further force and effect or (ii) accept the Property "as is" together with an assignment of the insurance or condemnation proceeds.


                                      ARTICLE XI

                                     ADJUSTMENTS

          Unless otherwise provided below, the following are to be adjusted and prorated between each Seller and the Buyer as of 11:59 P.M. on the day preceding each Closing Date, based upon a 365 day year, and the net amount thereof shall be added to (if such net amount is in the Seller's favor) or deducted from (if such net amount is in the Buyer's favor) the Purchase Price payable at Closing:

          Section 11.1  FIXED RENTS.

          (a) Fixed rents (collectively, "FIXED RENTS") paid or payable by tenants under the Space Leases in connection with their occupancy of the Property shall be adjusted and prorated on and if, as and when collected basis. Any Fixed Rents collected by the Buyer or a Seller after the Closing from any tenant who owes Fixed Rents for periods prior to the Closing, shall be applied
(i) first, in payment of Fixed Rents owed by such tenant for the month in which the Closing Date occurs, (ii) second, in payment of Fixed Rents owed by such tenant for the month prior to the month in which the Closing Date occurs but not more than 30 days prior to the Closing Date of which the Property for which such rent is collected is conveyed to Buyer (iii) third, in payment of Fixed Rents owed by such tenant for the period (if any) after the month in which the Closing Date occurs and (iv) fourth, in payment of any other Fixed Rents owed by such tenant for periods more than thirty (30) days prior to the Closing Date. Each such amount, less any costs of collection (including reasonable counsel fees) reasonably allocable thereto, shall be adjusted and prorated as provided above, and the party who receives such amount shall promptly pay over to the other party the portion thereof to which it is so entitled.

          (b) The Buyer shall bill tenants who owe Fixed Rents for periods prior to the Closing on a monthly basis for a period of six consecutive months following the Closing Date and shall use commercially reasonable efforts to collect such past due Fixed Rents (related to periods of time prior to the Closing Date). Notwithstanding the foregoing, if the Buyer shall be unable to collect such past due Fixed Rents within six (6) months after the Closing Date, the Seller shall have the right, upon prior written notice to the Buyer, to pursue tenants to collect such delinquencies (including, without limitation, the prosecution of one or more lawsuits for delinquencies in amounts of not more than $100,000 with Buyer's prior reasonable consent, which consent shall not be unreasonably withheld) but the Seller shall not be entitled to evict (by summary proceedings or otherwise) any such tenants. Any payment by a tenant in an amount less than the full amount of Fixed Rents and Overage Rent (as defined below) then due and payable by such tenant shall be applied first to Fixed Rents (in the order of priority as to time periods as is set forth above) to the extent of all such Fixed Rents then due and payable by such tenant, and thereafter to Overage Rents (in the order of priority as to time periods as is set forth in Section 11.2 below).

          (c) Notwithstanding the foregoing, Seller will consider using any alternative reasonable proposals offered by Buyer with respect to determining the adjustment in the collection of any arrearages or delinquencies in fixed rent, which proposals are designed to achieve the same economic effect as the formulas provided above.

          Section 11.2  OVERAGE RENTS.

          (a) With respect to any Space Lease that provides for (ii) so-called common area maintenance or "CAM" charges or (iii) so-called "ESCALATION RENT" or additional rent based upon increases in real estate taxes or operating expenses or labor costs or cost of living or porter's wages or otherwise (such percentage rent, CAM charges, escalation rent and additional rent being collectively called "OVERAGE RENT"), such Overage Rent shall be adjusted and prorated on an if, as and when collected basis.

          (b) As to any Overage Rent in respect of an accounting period that shall have expired prior to the Closing but which shall be paid after the Closing, the Buyer agrees that it will pay the entire amount over to the relevant Seller upon receipt thereof, less any costs of collection (including reasonable counsel fees) reasonably allocable thereto. The Buyer agrees that it shall (i) promptly render bills for any Overage Rent in respect of an accounting period that shall have expired prior to the Closing but which shall be paid after the Closing, (ii) bill tenants such Overage Rent attributable to an accounting period that shall have expired prior to the Closing on a monthly basis for a period of six consecutive months thereafter and (iii) use commercially reasonable efforts to collect Overage Rent. Notwithstanding the foregoing, if the Buyer shall be unable to collect such Overage Rent within six
(6) months after the Closing Date, the Seller shall have the right, upon prior written notice to the Buyer, to pursue tenants to collect such delinquencies (including, without limitation, the prosecution of one or more lawsuits), but the Seller shall not be entitled to evict (by summary proceedings or otherwise) any such tenants. The Seller shall furnish to the Buyer all information relating to the period prior to the Closing that is reasonably necessary for the billing of such Overage Rent and the Buyer will deliver to the Seller, concurrently with the delivery to tenants, copies of all statements relating to Overage Rent for the period prior to the Closing. The Buyer shall bill tenants for Overage Rents for accounting periods prior to the Closing in accordance with and on the basis of such information furnished by the Seller.

          (c) If, prior to the Closing, the relevant Seller shall have received any installments of Overage Rent attributable to Overage Rent for periods from and after the Closing Date, such sum shall be apportioned at the Closing. If, after the Closing, the Buyer shall receive any installments of Overage Rent attributable to Overage Rent for periods prior to the Closing, such sum (less any costs and expenses (including reasonable counsel fees) incurred by the Buyer in the collection of such Overage Rent) shall be paid by the Buyer to the Seller promptly after the Buyer receives payment thereof.

          (d) Any payment by a tenant on account of Overage Rent (to the extent not applied against Fixed Rents due and payable by such tenant in accordance with subsection 11.1(b) above) shall be applied to Overage Rents then due and payable in the same order of priority that Fixed Rents are applied under subsection 11.1(b) above.

          (e) To the extent that any portion of Overage Rent is required to be paid monthly by tenants on account of estimated amounts for any calendar year (or, if applicable, any lease year or tax year or any other applicable accounting period), and at the end of such calendar year (or lease year, tax year or other applicable accounting period, as the case may be), such estimated amounts are to be recalculated based upon the actual expenses, taxes and other relevant factors for that calendar (lease or tax) year or other applicable accounting period, with the appropriate adjustments being made with such tenants, then such portion of the Overage Rent shall be prorated between the relevant Seller and the Buyer at the Closing based on such estimated payments actually paid by tenants (i.e., with the Seller entitled to retain all monthly or other periodic installments of such amounts paid by tenants with respect to periods prior to the calendar month or other applicable installment period in which the Closing occurs, the Seller to pay to the Buyer at the Closing all monthly or other periodic installments of such amounts theretofore received by the Seller with respect to periods following the calendar month or other applicable installment period in which the Closing occurs and the Seller and the Buyer to apportion as of the Closing Date all monthly or other periodic installments of such amounts paid by tenants with respect to the calendar month or other applicable installment period in which the Closing occurs). At the time(s) of final calculation and collection from (or refund to) each tenant of the amounts in reconciliation of actual Overage Rent for a period for which estimated amounts paid by such tenant have been prorated, there shall be a re-proration between the Seller and the Buyer. If, with respect to any tenant, the recalculated Overage Rent exceeds the estimated amount paid by such tenant, upon collection from the tenant, (i) the entire excess shall be paid by the Buyer to the Seller, if the accounting period for whichsuch recalculation was made expired prior to the Closing and (ii) such excess shall be apportioned between the Seller and the Buyer as of the Closing Date (on the basis described in the first sentence of subsection 11.2 above), if the Closing occurred during the accounting period for which such recalculation was made, with the Buyer paying to the Seller the portion of such excess which the Seller is so entitled to receive. If, with respect to any tenant, the recalculated Overage Rent is less than the estimated amount paid by such tenant, (1) the entire shortfall shall be paid by the Seller to the Buyer (or, at the Seller's option, directly to the tenant in question), if the accounting period for which such recalculation was made expired prior to the Closing and (2) such shortfall shall be apportioned between the Seller and the Buyer as of the Closing Date (on the basis described in the first sentence of subsection 11.2(c) above), if the Closing occurred during the accounting period for which such recalculation was made, with the Seller paying to the Buyer (or, at the Seller's option, directly to the tenant in question) the portion of such shortfall so allocable to the Seller.

          (f) Until such time as all amounts required to be paid to the Seller by the Buyer pursuant to Section 11.1 and this Section 11.2 shall have been paid in full, the Buyer shall furnish to the Seller from time to time upon request of Seller a reasonably detailed accounting of such amounts payable by the Buyer. The Seller shall have the right from time to time following the Closing, on prior notice to the Buyer, during ordinary business hours on Business Days, to review the Buyer's rental records with respect to the Property to ascertain the accuracy of such accountings.


          (g) With respect to any payments of additional rent based upon a percentage of the tenant's business during a specified annual or other period (sometimes referred to as "PERCENTAGE RENT") being made under Space Leases for either Property, Sellers and Buyer hereby agree to adjust and prorate such percentage rent as of 11:59 P.M. on the day immediately preceding each Closing Date, based upon estimates of such percentage rent for the year. Sellers and Buyers agree to adjust such determination at the end of the year based upon actual percentage rent collected for the year in which the Closing Date occurs.



          Section 11.3. GROUND LEASE RENTS. With respect to the IBM Plaza Property, all rents and other charges payable by Wabash LLC as the tenant under the Garage Parcel Lease and with respect to the City Center Property, all rents and other charges payable by City Center LLC as the tenant under the National City Bank Lease shall be adjusted and prorated between the Seller and Buyer as of 11:59 p.m. on the day preceding each Closing.

          Section 11.4 TAXES AND ASSESSMENTS. Real estate taxes and assessments payable in the year in which each Closing occurs shall be, with respect to the Property that is the subject of said Closing, based on (a) the periods of ownership of the Asset by the Seller and Buyer during such year and
(b) the amount of real property tax actually payable during that year (i.e., on a cash basis rather than an accrual or lien year basis). In the event that either Property or any part thereof shall be or shall have been affected by an assessment or assessments, whether or not the same become payable in annual installments, the Seller shall, at the Closing with respect to that particular Property, be responsible for any installments due prior to the Closing and the Buyer shall be responsible for any installments due on or after the Closing subject to the foregoing proration. Notwithstanding anything to the contrary contained herein, Buyer shall be responsible for the payment of all real estate taxes which become payable (in accordance with the determination set forth in this Section 11.4) any time from or after the Closing Date and Buyer hereby indemnifies and holds Sellers harmless from and against any and all loss, damage, charge, liability or expense (including court costs and reasonable attorneys' fees) which the Seller may sustain or incur as a result of the failure of Buyer to timely pay the aforementioned taxes and assessments.
Buyer's obligation under the previous sentence shall survive the applicable Closing Date.

          Section 11.5 WATER AND SEWER CHARGES. Water rates, water meter charges, sewer rents and vault charges, if any (other than any such charges, rates or rents which shall have been paid by tenants of the Property pursuant to such tenants' Space Leases), shall be adjusted and prorated on the basis of the fiscal period for which assessed. If there is a water meter, or meters, on the Property, the relevant Seller agrees that it shall at the Closing furnish, or cause to be furnished, a reading of same to a date not more than 30 days prior to the Closing and the unfixed meter charges and the unfixed sewer rent thereon for the time intervening from the date of the last reading shall be apportioned on the basis of such last reading, and shall be appropriately readjusted after the Closing on the basis of the next subsequent bills. Unmetered water charges shall be apportioned on the basis of the charges therefor for the same period of the preceding calendar year, but applying the current rate thereto. As to any unpaid water charges or sewer rents payable directly by tenants, the Buyer shall consummate the Closing subject to such unpaid charges and rents and any lien resulting therefrom, without credit against the Purchase Price or any claim or right of action against the Seller.

          Section 11.6 UTILITY CHARGES. Gas, steam, electricity and other public utility charges (other than any such charges which are payable by tenants of the Property pursuant to such tenants' Space Leases) will be paid by the Seller of each Property to the utility company to the Closing Date. Each Seller shall arrange for a final reading of all utility meters (covering gas, water, steam and electricity) as of the Closing, except meters the charges of which are payable by tenants of the relevant Property pursuant to such tenants' Space Leases. Each Seller and the Buyer shall jointly execute a letter to each of such utility companies advising such utility companies of the termination of the Seller's responsibility for such charges for utilities furnished to the Property as of the date of the Closing and commencement of the Buyer's responsibilities therefor from and after such date. If a bill is obtained from any such utility company as of the Closing, the Seller shall pay such bill on or before the Closing. If such bill shall not have been obtained on or before the Closing, the Seller shall, upon receipt of such bill, pay all such utility charges as evidenced by such bill or bills pertaining to the period prior to the Closing, and the Buyer shall pay all such utility charges pertaining to the period thereafter. Any bill which shall be rendered which shall cover a

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                                                                             53


period both before and after the date of Closing shall be apportioned between the Buyer and the Seller as of the Closing.

          Section 11.7 CONTRACTS. Charges and payments under all Contracts being assumed by Buyer in accordance with the terms of this Agreement, including the Union Contracts.

          Section 11.8 MISCELLANEOUS REVENUES. Revenues, if any, arising out of telephone booths, vending machines, or other income-producing agreements.

          Section 11.9 SUPPLIES. Maintenance supplies in unopened containers based on the Seller's actual cost therefor, including sales and/or use tax.

          Section 11.10 SECURITY DEPOSITS. The actual amounts of the security deposits (including all interest or other amounts earned thereon and required to be returned to any tenants pursuant to the terms of Space Leases) held by the Seller as of the Closing Date shall be assigned to the Buyer by, at the Seller's option, (i) payment of the amount thereof to the Buyer or (ii) a credit to the Buyer against the balance of the Purchase Price. Any such tenants' securities in form other than cash shall be transferred to the Buyer by way of appropriate instruments of transfer or assignment.

          Section 11.11 EMPLOYEE COSTS. All salaries, wages, vacation pay and other fringe benefits (including, without limitation, payments and deposits, if any, with respect to social security, unemployment compensation, employee health, life and disability insurance, sick pay and welfare and pension fund contributions) of the employees with respect to the Property in connection with the management, operation or maintenance of the Property under the Union Contracts shall be adjusted and prorated between the Seller and the Buyer as of 11:59 P.M. on the day preceding the Closing Date. The Buyer acknowledges that such employees are union employees and agrees to be responsible for all severance pay and other obligations arising as a result of any termination by the Buyer of any such employees. Notwithstanding anything to the contrary contained herein, and except with respect to employees being assumed by Buyer pursuant to the provisions hereof, including, without limitation, employees under Union Contracts, Buyer shall not be liable for, and shall not be responsible any liabilities related to, employees of the relevant Property or Seller or BRE/City Center L.L.C.


          Section 11.12 LEASING COSTS. (a) With respect to Space Leases entered into after the date of this Agreement in accordance with the terms hereof, or renewals or expansions of Space Leases after the date of this Agreement (including any renewals or expansions exercised pursuant to options contained in existing Space Leases), the Buyer will be responsible for all

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                                                                             54


Leasing Expenses and shall assume the economic effect of any "free rent" or other concessions pertaining to the period from and after the Closing Date relating to such Space Leases (the foregoing, "BUYER'S LEASING COSTS"). In addition, Buyer shall be responsible for all Leasing Expenses and Buyer's Leasing Costs with respect to all Contemplated Leases more particularly set forth on SCHEDULE F-2 hereto and all deferred tenant improvement work with respect to existing Space Leases more particularly set forth on SCHEDULE F-3 hereof ("DEFERRED TENANT IMPROVEMENTS"). To the extent that the Seller has paid any of the Buyer's Leasing Costs prior to Closing, the Purchase Price will be increased at Closing by the aggregate amount of such expenditures upon presentation by Seller of an invoice therefor. The Buyer will pay all other Buyer's Leasing Costs as and when the same are due.

          (b) Except as otherwise set forth in Clause (a) of this Section and except with respect to any of the Leases listed on Schedule F-2, Seller shall be responsible for all Leasing Costs with respect to Space Leases in effect as of the date of this Agreement, including, without limitation, those set forth on SCHEDULE F-1, SCHEDULE F-4 and SCHEDULE G, (collectively, "SELLER'S LEASING COSTS"). To the extent such items are incomplete or not fully paid at Closing, Seller shall give Buyer a credit against the Purchase Price for such remaining costs and Buyer shall assume the obligations to pay such costs or perform such obligations.

          Section 11.13 THIRD PARTY LOANS ESCROWS. With respect to each of the Third Party Loans, all escrows deposited with, or being held by or for the benefit of the applicable Third Party lender, including, without limitation, all tax and insurance escrows, shall be adjusted and prorated between Buyer and Seller as of 11:59 on the day preceding the applicable Closing.

          Section 11.14 OTHER. If applicable, the Purchase Price shall be adjusted at Closing in accordance with subsection 11.12 and Section 10.2 and to reflect the adjustment of any other item which, under the terms of this Agreement, is to be apportioned at Closing.

          Section 11.15 RE-ADJUSTMENT. Except for re-adjustments of Overage Rent to be made pursuant to subsection 11.2(e), if any such items are not determinable at the Closing, the adjustment shall be made subsequent to the Closing when the charge is determined. Any errors or omissions in computing adjustments at the Closing shall be promptly corrected, provided that the party seeking to correct such error or omission shall have notified the other party of such error or omission on or prior to the date that is 180 days following the Closing Date. The provisions of this Article XI shall survive the Closing.

                                     ARTICLE XII

                                   INDEMNIFICATION

          Section 12.1 INDEMNIFICATION BY THE SELLER. With respect to each Asset and the City Center Property, the Seller thereof shall indemnify and hold the Buyer, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, "BUYER-RELATED ENTITIES") harmless from and against any and all costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorneys' fees and disbursements) suffered or incurred by any such indemnified party in connection with any and all losses, liabilities, claims, damages and expenses ("LOSSES"), arising out of, or in any way relating to, (i) any breach of any representation or warranty of the Seller or City Center LLC contained in this Agreement or in any Schedule, certificate, instrument or other document delivered pursuant hereto, (ii) any breach of any covenant of the Seller or City Center LLC contained in this Agreement, (iii) matters under any of the Space Leases which arise prior to the Closing Date, and (iv) by Wabash LLC with respect to claims of creditors arising as a result of Wabash LLC's failure to obtain a bulk sale stop order from the Illinois Department of Revenue, Illinois Department of Employment Security or the Chicago Department of Revenue in connection with the sale of the IBM Plaza Property, such obligation to survive the Closing subject to Section 12.4.

          Section 12.2 INDEMNIFICATION BY THE BUYER. The Buyer shall indemnify and hold the Sellers, their affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, "SELLER-RELATED ENTITIES") harmless from any and all Losses arising out of, or in any way relating to, (i) any breach of any representation or warranty by the Buyer contained in this Agreement or in any Schedule, certificate, instrument or other document delivered pursuant hereto or in connection herewith, (ii) any breach of any covenant of the Buyer contained in this Agreement and (iii) matters under any of the Space Leases which arise from and after the Closing Date , such obligation to survive the Closing or termination of this Agreement subject to Section 12.4.

          Section 12.3 LIMITATIONS ON INDEMNIFICATION. Notwithstanding the foregoing provisions of Section 12.1, (a) neither Wabash LLC nor, collectively, the City Center Assignors shall be required to indemnify the Buyer or any Buyer-Related Person under this Agreement unless the aggregate of all amounts for which an indemnity would otherwise be payable by Wabash LLC or collectively, the City Center Assignors, respectively, under this Agreement exceeds the applicable Basket Limitation and, in such event, Wabash LLC or, collectively, the City Center Assignors shall be responsible for only the amount in excess of the applicable Basket Limitation and (b) in no event shall the liability of the Wabash LLC or, collectively, the City Center Assignors, with respect to the indemnification provided for in Section 12.1 above exceed in the aggregate the applicable Cap Limitation and (c) neither Wabash LLC nor the City Center Assignors shall be responsible for or indemnify Buyer for any other matters which accrue or arise with respect to events or occurrences at either of the Properties from and after the Closing Date.

          Section 12.4 SURVIVAL. The representations and warranties contained in this Agreement and the indemnification by Seller with respect to matters arising under any of the Space Leases prior to the Closing Date shall survive for a period of 225 days after the Closing (the "SURVIVAL PERIOD") provided, any action, suit or proceeding with respect to the representations and warranties is properly commenced within the Survival Period. Seller's agreement to indemnify Buyer with respect to Seller's failure to obtain a bulk sale stop order as provided for in Section 12.1 shall survive until such time as Seller delivers to Buyer a bulk sale stop order as required herein. The covenants contained in this Agreement to the extent to be performed prior to or at Closing shall not survive after the Closing. All other covenants, indemnities and provisions of this Agreement shall survive the Closing unless otherwise provided herein. Notwithstanding anything to the contrary contained herein, Seller's obligation to indemnify Buyer shall terminate and be null and void unless Buyer files an action, suit or proceeding against Seller seeking recovery from Seller for its obligations under this Article 12 if properly commenced by Buyer within the appropriate survival period more particularly set forth in this subsection 12.4.

          Section 12.5 INDEMNIFICATION AS SOLE REMEDY. If the Closing has occurred, the sole and exclusive remedy available to a party in the event of a breach by the other party to this Agreement of any representation, warranty, covenant or other provision of this Agreement which survives the Closing shall be the indemnifications provided for under this Article XII.


                                     ARTICLE XIII

                              TAX CERTIORARI PROCEEDINGS

          Section 13.1 PROSECUTION AND SETTLEMENT OF PROCEEDINGS. If any tax reduction proceedings in respect of the Property, relating to any fiscal years ending prior to the fiscal year in which the Closing occurs are pending at the time of the Closing, the Seller reserves and shall have the right to continue to prosecute and/or settle the same in the name of the Property Owner. If any tax reduction proceedings in respect of the Property, relating to the fiscal year in which the Closing occurs, are pending at the time of Closing, then the Seller reserves and shall have the right to continue to prosecute and/or settle the same; provided, however, that the Seller shall not settle any such proceeding without the Buyer's prior written consent, which consent shall not be unreasonably withheld or delayed. The Buyer shall reasonably cooperate with the Seller in connection with the prosecution of any such tax reduction proceedings and Seller shall not, to effectuate a reduction of such taxes, specifically agree with the relevant authorities to an increase in such taxes for fiscal years ending after the year during which the Closing occurs. Seller's obligation set forth in the preceding sentence shall survive Closing.

          Section 13.2 APPLICATION OF REFUNDS OR SAVINGS. Any refunds or savings in the payment of taxes resulting from such tax reduction proceedings applicable to taxes payable during the period prior to the date of the Closing (as such period is determined in accordance with Section 11.4 of this Agreement) shall belong to and be the property of the Seller, and any refunds or savings in the payment of taxes applicable to taxes payable from and after the date of the Closing (as such period is determined in accordance with Section 11.4 of this Agreement)shall belong to and be the property of the Buyer; provided, however, that if any such refund creates an obligation to reimburse any tenants under Space Leases for any rents or additional rents paid or to be paid, that portion of such refund equal to the amount of such required reimbursement (after deduction of allocable expenses as may be provided in the Space Lease to such tenant) shall, at the Seller's election, either (a) be paid to the Buyer and the Buyer shall disburse the same to such tenants or (b) be paid by the Seller directly to the tenants entitled thereto, after payment of Buyer's costs related thereto. All attorneys' fees and other expenses incurred in obtaining such refunds or savings shall be apportioned between the Seller and the Buyer in proportion to the gross amount of such refunds or savings payable to the Seller and the Buyer, respectively (without regard to any amounts reimbursable to tenants).

          Section 13.3 SURVIVAL. The provisions of this Article XIII shall survive the Closing.


                                     ARTICLE XIV

                                       DEFAULT

          Section 14.1 DEFAULT. (a) If the Buyer shall default in the performance of its obligations under this Agreement to purchase an Asset on the relevant Closing Date, the Sellers, as their sole and exclusive remedy hereunder (except as set forth in the last sentence of this subsection (a)), at law or in equity, shall be entitled to terminate this Agreement, to direct the Escrow Agent to deliver the Earnest Money to the Seller (and if necessary to deliver the Earnest Money to Seller, to instruct Escrow Agent to draw down on any Letter of Credit), and to retain the Earnest Money as liquidated damages, at which time this Agreement shall be terminated and of no further force and effect except for the provisions which explicitly survive such termination. The Buyer agrees that the Seller shall have the right to collect and retain the Earnest Money as liquidated damages without the necessity of proving actual damages due to the difficulty of proving actual damages resulting from the Buyer's default hereunder, the Earnest Money being the parties best estimate of Seller's damages. Nothing in this Section shall be deemed to limit the Seller's remedies with respect to a breach by the Buyer of any of its obligations which survive the Closing but such remedies shall be limited as provided in Section 12.5.

          (b) If the Seller shall default in the performance of its obligations under this Agreement to cause the sale of the relevant Asset or the Property by the Closing Date, the Buyer, as its sole and exclusive remedy, shall be entitled at its option, either (i) to terminate this Agreement, direct Escrow Agent to deliver the Earnest Money to the Buyer and retain the Earnest Money, at which time this Agreement shall be terminated and of no further force and effect except for the provisions which explicitly survive such termination or (ii) specifically enforce the terms and conditions of this Agreement by injunctive relief or otherwise. Nothing in this Section shall be deemed to limit the Buyer's remedies with respect to a breach by the Seller of any of the Seller's obligations which survive the Closing but such remedies shall be limited as provided in Section 11.5.

                                      ARTICLE XV

                                    MISCELLANEOUS

          Section 15.1 USE OF BLACKSTONE NAME AND ADDRESS. Subject to the provisions of Section 15.4 hereof, the Buyer hereby acknowledges and agrees that neither the Buyer nor any affiliate, successor, assignee or designee of Buyer shall be entitled to use the name "Blackstone" in any way whatsoever.

          Section 15.2   EXCULPATION OF THE SELLER.

          (a) Notwithstanding anything to the contrary contained herein, Buyer hereby acknowledges that Sellers have jointly executed this Agreement for administrative efficiency, and Buyer hereby acknowledges and agrees that the terms, obligations, conditions and provisions of this Agreement (including, without limitation, any obligations set forth in Article XII hereof) shall apply to and be binding upon Wabash LLC only to the extent that such provisions, obligations, terms and conditions pertain to the IBM Plaza Property and the terms, obligations, conditions and provisions of this Agreement (including, without limitation, any obligations set forth in Article XII hereof) shall apply to and be binding upon the City Center Assignors only to the extent that such provisions, obligations, terms and conditions pertain to the Interests and City Center LLC. The liability of each of

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                                                                             59


the Sellers hereunder shall be several only and nothing contained herein shall be construed to impose joint liability upon the Sellers.

          (b) Notwithstanding anything to the contrary contained herein, the Seller's shareholders, partners, the partners of such partners, the shareholders of such partners, and the trustees, officers, directors, employees, agents and security holders of the Seller and the partners of the Seller assumes no personal liability for any obligations entered into on behalf of the Seller and its individual assets shall not be subject to any claims of any person relating to such obligations. The foregoing shall govern any direct and indirect obligations of the Seller under this Agreement.

          Section 15.3 BROKERS. (a) Each Seller and the Buyer each represent and warrant to the other that it has dealt with no broker, salesman, finder or consultant with respect to this Agreement or the transactions contemplated hereby other than Eastdil, whose commission shall be paid by Sellers pursuant to the terms of a separate agreement to which the Purchaser is not a party, if and only if the Closing occurs. Each Seller agrees to indemnify, protect, defend and hold the Buyer harmless from and against all claims, losses, damages, liabilities, costs, expenses (including reasonable attorneys' fees and disbursements) and charges resulting from the Seller's breach of the foregoing representation in this subsection (a). The provisions of this subsection (a) shall survive the Closing and any termination of this Agreement.

          (b) The Buyer represents and warrants to the Seller that it has dealt with no broker, salesman, finder or consultant with respect to this Agreement or the transactions contemplated hereby other than Eastdil. The Buyer agrees to indemnify, protect, defend and hold the Seller harmless from and against all claims, losses, damages, liabilities, costs, expenses (including reasonable attorneys' fees and disbursements) and charges resulting from the Buyer's breach of the foregoing representations in this subsection (b). The provisions of this subsection (b) shall survive the Closing and any termination of this Agreement.

          Section 15.4 CONFIDENTIALITY; PRESS RELEASE; IRS REPORTING REQUIREMENTS. (a) The Buyer and the Sellers shall hold as confidential all information disclosed in connection with the transaction contemplated hereby and concerning each other, the Assets, this Agreement and the transactions contemplated hereby and shall not release any such information to third parties without the prior written consent of the other parties hereto, except (i) any information which was previously or is hereafter publicly disclosed (other than in violation of this Agreement or other confidentiality agreements to which affiliates of the Buyer are parties), (ii) to their partners, advisers, underwriters, analysts, employees, affiliates, officers,

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                                                                             60


directors, consultants, lenders, investors, potential investors, accountants, legal counsel or other advisors of any of the foregoing, provided that they are advised as to the confidential nature of such information and are instructed to maintain such confidentiality, (iii) to comply with any law, rule or regulation,
(iv) to analysts covering Buyer and the REIT industry and (v) to governmental bodies and regulatory agencies, including the Securities and Exchange Commission or required by court or other binding order. The foregoing shall constitute a modification of any prior confidentiality agreement that may have been entered
into by the parties.   The provisions of this Section shall survive the Closing
or the termination of this Agreement for a period of 180 days. Notwithstanding the foregoing, after the Due Diligence Expiration Date and prior to Closing, Buyer shall be entitled (after having provided a copy thereof to Seller at least two Business Days prior to issuance and having given good faith consideration to Seller's comments) to file any applicable forms with the Securities and Exchange Commission that accurately set forth such factual information pertaining to the Property and the transaction contemplated hereby that Buyer concludes, in good faith, to be necessary or prudent in order to comply with Buyer's legal disclosure obligations. Seller shall have no liability whatsoever for the accuracy of any information contained in such filings or disclosure documents.

          (b) After the Due Diligence Expiration Dates, the Seller or the Buyer may issue a press release with respect to this Agreement and the transactions contemplated hereby, provided that the content of any such press release shall be subject to the prior written consent of the other party hereto (such approval not to be unreasonably withheld or delayed) and in no event shall any such press release issued by the Buyer disclose the identity of the Seller's direct or indirect beneficial owners by name.

          (c) For the purpose of complying with any information reporting requirements or other rules and regulations of the IRS that are or may become applicable as a result of or in connection with the transaction contemplated by this Agreement, including, but not limited to, any requirements set forth in proposed Income Tax Regulation Section 1.6045-4 and any final or successor version thereof (collectively, the "IRS REPORTING REQUIREMENTS"), the Seller and the Buyer hereby designate and appoint the Escrow Agent to act as the "REPORTING PERSON" (as that term is defined in the IRS Reporting Requirements) to be responsible for complying with any IRS Reporting Requirements. The Escrow
Agent hereby acknowledges and accepts such designation and appointment and agrees to fully comply with any IRS Reporting Requirements that are or may become applicable as a result of or in connection with the transaction contemplated by this Agreement. Without limiting the responsibility and obligations of the Escrow Agent as the Reporting Person, the Seller and the Buyer hereby agree to comply with any provisions of the IRS Reporting Requirements that

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                                                                             61


are not identified therein as the responsibility of the Reporting Person, including, but not limited to, the requirement that the Seller and the Buyer each retain an original counterpart of this Agreement for at least four (4) years following the calendar year of the Closing.

          Section 15.5 ESCROW PROVISIONS. (a) The Escrow Agent shall hold the Earnest Money in escrow in an interest-bearing bank account at Morgan Guaranty Trust Company (the "ESCROW ACCOUNT"). It is understood that Buyer will initially post the Earnest Money in cash, but shall have a one time right to substitute either or both of the IBM Earnest Money and the City Center Earnest Money with the applicable Letter of Credit. If any Letter of Credit is posted hereunder and the Closing with respect to the applicable Property has not occurred on or before 15 days prior to the first anniversary of the date of this Agreement (and this Agreement is still in force), either Buyer will post a replacement Letter of Credit with an expiration date of one year from the date posted or Seller shall be permitted to require the Escrow Agent to draw on the Letter of Credit and retain the money so drawn in accordance with the terms of this Agreement.

          (b) The Escrow Agent shall hold the Earnest Money in escrow, and if cash in the Escrow Account, until the Closing or sooner termination of this Agreement and shall hold, draw down upon or apply the Earnest Money in accordance with the terms of this paragraph (b). The Seller and the Buyer understand that no interest is earned on the Earnest Money during the time it takes to transfer into and out of the Escrow Account. At the Closing, the Earnest Money (if in the form of cash) shall be paid by the Escrow Agent to, or at the direction of, the Seller. If for any reason prior to the Closing or if the Closing does not occur, Seller presents to Escrow Agent a written direction informing Escrow Agent that Seller is entitled to the Earnest Money, or a portion thereof and instructs Escrow Agent to draw down the Letter of Credit, Escrow Agent shall promptly draw down the Letter of Credit and hold the same in the Escrow Account in accordance with the terms of this Agreement. If for any reason prior to the date of Closing or if the Closing does not occur and either party makes a written demand upon the Escrow Agent for payment of such amount being held by Escrow Agent, the Escrow Agent shall, within one Business Day give written notice to the other party of such demand. If the Escrow Agent does not receive a written objection within five Business Days after the giving of such notice, the Escrow Agent is hereby authorized to make such payment, and if necessary to make the payment, draw down on the Letter of Credit. If the Escrow Agent does receive such written objection within such five day period or if for any other reason the Escrow Agent in good faith shall elect not to make such payment, the Escrow Agent shall continue to hold such amount until otherwise directed by joint written instructions from the parties to this Agreement or a final judgment of a court of competent jurisdiction. However, the Escrow Agent shall have the

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                                                                             62


right at any time to deposit the Earnest Money with the clerk of the court of New York County and to file an action in interpleader in New York State Supreme Court located in New York County . The Escrow Agent shall give written notice of such deposit to the Seller and the Buyer. Upon such deposit the Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.


          (c) The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of either of the parties, and the Escrow Agent shall not be liable to either of the parties for any act or omission on its part, other than for its gross negligence or willful misconduct. With respect to the IBM Earnest Money, Wabash LLC and the Buyer shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all costs, claims and expenses, including attorneys' fees and disbursements, incurred in connection with the performance of the Escrow Agent's duties hereunder. With respect to the City Center Earnest Money, collectively, the City Center Assignors and the Buyer shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all costs, claims and expenses, including attorneys' fees and disbursements, incurred in connection with the performance of the Escrow Agent's duties hereunder.

          (d) The Escrow Agent has acknowledged its agreement to these provisions by signing this Agreement in the place indicated following the signatures of the Seller and the Buyer.

          Section 15.6 SUCCESSORS AND ASSIGNS; NO THIRD-PARTY BENEFICIARIES. The stipulations, terms, covenants and agreements contained in this Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective permitted successors and assigns (including any successor entity after a public offering of stock, merger, consolidation, purchase or other similar transaction involving a party hereto) and nothing herein expressed or implied shall give or be construed to give to any person or entity, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

          Section 15.7 ASSIGNMENT. This Agreement may not be assigned by the Buyer except if: (a) Buyer designates an Affiliate of Buyer to which the Asset will be transferred at the Closing; or if not to an Affiliate, (b) Buyer receives Seller's prior written consent to the assignment, which consent may not be unreasonably withheld. In addition, Buyer may name a nominee or designee to whom the Asset will be transferred at Closing, provided that Buyer does not assign this Agreement to such nominee or designee and Seller is only required to deal with Buyer in connection with this Agreement and the transactions contemplated herein. For purposes of this Section 15.7, the term "Affiliate" shall mean a Person which controls, is controlled by

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                                                                             63


or is under common control with Buyer. Notwithstanding the foregoing, nothing herein shall be construed as limiting the liability of Buyer hereunder and Buyer shall remain primarily liable to Sellers with respect to this Agreement. The word "control" means, with respect to a Person that is a corporation, the right to exercise the one hundred percent of the voting shares of the controlled corporation and, with respect to a Person that is not a corporation, the possession of a one hundred percent ownership interest in the controlled Person. Notwithstanding the foregoing, nothing herein shall prevent a Buyer from transferring to another Person, pursuant to requirements under any Third Party Loan or other loan for which either Property is pledged as security, a nominal one percent interest in such Affiliate.

          Section 15.8 FURTHER ASSURANCES. From time to time, as and when requested by any party hereto, the other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement.

          Section 15.9 NOTICES. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and shall be (i) personally delivered, (ii) delivered by express mail, Federal Express or other comparable overnight courier service, (iii) facsimile or (iv) mailed to the party to which the notice, demand or request is being made by certified or registered mail, postage prepaid, return receipt requested, as follows:

     (a)  To the Seller:

               c/o Blackstone Real Estate Advisors L.P.
               345 Park Avenue
               New York, New York 10154
               Attention: Mr. Steven Orbuch
               Facsimile: 212-754-8726

          with copies thereof to:

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, New York 10017
               Attention: Gregory J. Ressa, Esq.
               Facsimile: 212-455-2502

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                                                                             64


     (b)  To the Buyer:

               c/o Prime Group Realty Trust
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois 60601
               Attention:  Jeffrey A. Patterson
               Facsimile:  312-917-0460; and
               Attention:  James F. Hoffman
               Facsimile:  312-917-1684

          with copies thereof to:

               Jones, Day, Reavis & Pogue
               77 West Wacker Drive
               35th Floor
               Chicago, Illinois 60601
               Attention:  Julie O. Ehrlich
               Facsimile:  312-782-8585


All notices (i) shall be deemed effective upon receipt or refusal of delivery in accordance with the provisions of this Section and (ii) may be given either by a party or by such party's attorneys. Any party may, from time to time, specify as its address for purposes of this Agreement any other address upon the giving of 10 days' notice thereof to the other parties.

          Section 15.10 ENTIRE AGREEMENT. This Agreement, along with the Exhibits and Schedules hereto contains all of the terms agreed upon between the parties hereto with respect to the subject matter hereof, and all understandings and agreements heretofore had or made among the parties hereto are merged in this Agreement which alone fully and completely expresses the agreement of the parties hereto.

          Section 15.11 AMENDMENTS. This Agreement may not be amended, modified, supplemented or terminated, nor may any of the obligations of the Seller or the Buyer hereunder be waived, except by written agreement executed by the party or parties to be charged.

          Section 15.12 NO WAIVER. No waiver by either party of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

          Section 15.13 GOVERNING LAW. With respect to matters affecting the Property only, this Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State in which the Property is located, and with respect to all other matters hereunder, the laws of the State of New York.

          Section 15.14 SUBMISSION TO JURISDICTION. Each of the Buyer and the Seller irrevocably submits to the jurisdiction of (a) the Supreme Court of the State of New York, New York County and (b) the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the Buyer and the Seller further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the Buyer and the Seller irrevocably and unconditionally waives trial by jury and irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the Supreme Court of the State of New York, New York County and (b) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

          Section 15.15 SEVERABILITY. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

          Section 15.16 SECTION HEADINGS. The headings of the various Sections of this Agreement have been inserted only for purposes of convenience, are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement.

          Section 15.17 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          Section 15.18 ACCEPTANCE OF DEED AND ASSIGNMENT. The acceptance of the Deed for the IBM Plaza Property by the Buyer shall be deemed full compliance by Wabash LLC of all of the Wabash LLC's obligations under this Agreement except for those obligations of the Seller which are specifically stated to survive the delivery of the Deed to the IBM Plaza Property. The acceptance of the Assignment and Assumption of Interests to the City Center LLC membership interests by the Buyer shall be deemed full compliance by the City Center Assignors of all of City

Center Assignors' Obligations under this Agreement except for those obligations of Seller which are specifically stated to survive the delivery of the Assignment and Assumption of Interests.

          Section 15.19 PAYMENT OF PURCHASE PRICE. The receipt and confirmation of receipt by each of the Sellers of the IBM Plaza Property and the City Center Property, respectively, of the First Closing Installment and the Second Closing Installment, respectively, shall be deemed full compliance by Buyer of all of Buyer's obligations with respect to the IBM Plaza Property and the City Center Property, respectively, except for those obligations of the Buyer which are specifically stated to survive the payment of the First Closing Installment and the Second Closing Installment, respectively.

          Section 15.20 CONSTRUCTION. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

          Section 15.21 RECORDATION. Neither this Agreement nor any memorandum or notice of this Agreement may be recorded by any party hereto without the prior written consent of the other party hereto. The provisions of this Section shall survive the Closing or any termination of this Agreement.

          Section 15.22 WAIVER OF JURY TRIAL. The Seller and the Buyer hereby waive trial by jury in any action, proceeding or counterclaim brought by any party against another party on any matter arising out of or in any way connected with this Agreement.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.


                                   BUYER:

                                   PRIME GROUP REALTY, L.P. a Delaware limited partnership

                                        By: Prime Group Realty Trust, a Maryland
                                        real estate investment trust, its
                                        Managing General Partner



                                        By: /s/ Jeffrey A Patterson
                                           -----------------------------
                                             Name:  Jeffrey A Patterson
                                             Title: Executive Vice President and
                                                    Chief Investment Officer

                                   SELLERS:

                                   BRE/WABASH L.L.C., a Delaware limited
                                   liability company


                                   By: /s/ Gary Sumers
                                      ------------------------------------------
                                        Name:  Gary Sumers
                                        Title: Vice President



                                   BLACKSTONE REAL ESTATE
                                   PARTNERS II L.P., a Delaware limited
                                   partnership

                                   By: Blackstone Real Estate
                                    Associates II L.P., a Delaware limited
                                    partnership, general partner

                                    By: Blackstone Real Estate
                                        Management Associates II
                                        L.P., a Delaware limited
                                        partnership, general partner

                                        By: BREA II L.L.C., a Delaware
                                            limited liability company, general
                                            partner

                                            By: /s/ Gary Sumers
                                                ---------------------
                                                Name:  Gary Sumers
                                                Title: Vice President

                                   BLACKSTONE REAL ESTATE HOLDINGS II L.P., a
                                   Delaware limited partnership

                                     By: Blackstone Real Estate
                                         Management Associates II L.P., a
                                         Delaware limited partnership, general
                                         partner

                                         By: BREA II L.L.C., a Delaware
                                             limited liability company, general
                                             partner


                                             By: /s/ Gary Sumers
                                                 ---------------------
                                                 Name:  Gary Sumers
                                                 Title: Vice President



                                   BLACKSTONE REAL ESTATE
                                   PARTNERS II.TE.1 L.P., a Delaware limited partnership

                                     By: Blackstone Real Estate
                                         Associates II L.P., a Delaware limited
                                         partnership, general partner

                                         By: Blackstone Real Estate
                                             Management Associates II L.P., a
                                             Delaware limited partnership,
                                             general partner

                                             By: BREA II L.L.C., a Delaware
                                                 limited liability company,
                                                 general partner

                                                 By: /s/ Gary Sumers
                                                     ---------------------
                                                     Name:  Gary Sumers
                                                     Title: Vice President

                                   BLACKSTONE REAL ESTATE
                                   PARTNERS II.R (City Center), a New York
                                   general partnership

                                     By: Blackstone Real Estate
                                         Associates II L.P., a Delaware limited
                                         partnership, general partner

                                         By: Blackstone Real Estate
                                         Management Associates II L.P., a
                                         Delaware limited partnership, general
                                         partner

                                         By: BREA II L.L.C., a Delaware
                                             limited liability company, general
                                             partner

                                             By: /s/ Gary Sumers
                                                 ---------------------
                                                 Name:  Gary Sumers
                                                 Title: Vice President

                                   BLACKSTONE REAL ESTATE
                                   PARTNERS II.TE.3 L.P., a Delaware limited partnership

                                     By: Blackstone Real Estate
                                         Associates II L.P., a Delaware limited
                                         partnership, general partner

                                         By: Blackstone Real Estate
                                             Management Associates II L.P., a
                                             Delaware limited partnership,
                                             general partner

                                             By: BREA II L.L.C., a Delaware
                                                 limited liability company,
                                                 general partner

                                                 By: /s/ Gary Sumers
                                                     ---------------------
                                                     Name:  Gary Sumers
                                                     Title: Vice President

                                   BLACKSTONE REAL ESTATE
                                   PARTNERS II.TE.4 L.P., a Delaware limited partnership

                                     By: Blackstone Real Estate
                                         Associates II L.P., a Delaware limited
                                         partnership, general partner

                                         By: Blackstone Real Estate
                                             Management Associates II L.P., a
                                             Delaware limited partnership,
                                             general partner

                                             By: BREA II L.L.C., a Delaware
                                                 limited liability company,
                                                 general partner

                                                 By: /s/ Gary Sumers
                                                     ---------------------
                                                     Name:  Gary Sumers
                                                     Title: Vice President

                                   BLACKSTONE REAL ESTATE
                                   PARTNERS II.TE.5 L.P., a Delaware limited partnership

                                     By: Blackstone Real Estate
                                         Associates II L.P., a Delaware limited
                                         partnership, general partner

                                         By: Blackstone Real Estate
                                             Management Associates II L.P., a
                                             Delaware limited partnership,
                                             general partner

                                             By: BREA II L.L.C., a Delaware
                                                 limited liability company,
                                                 general partner

                                                 By: /s/ Gary Sumers
                                                     ---------------------
                                                     Name:  Gary Sumers
                                                     Title: Vice President

                                   BLACKSTONE REAL ESTATE
                                   INVESTORS (City Center) INC.


                                   By: /s/ Gary Sumers
                                       ---------------------
                                       Name:  Gary Sumers
                                       Title: Vice President

                                       JOINDER


          BRE/CITY CENTER L.L.C., a Delaware limited liability company, hereby joins in the execution of this Agreement and accepts and, to the extent such provisions are applicable to BRE/City Center L.L.C., agrees to be bound by the provisions of the following Sections only:

                    Section 3.1
                    Section 3.2



                              BRE/CITY CENTER L.L.C.



                              By: /s/ Gary Sumers
                                 ---------------------------
                                   Name:  Gary Sumers
                                   Title: Vice President

                  FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE



          This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "AMENDMENT"), made as of the 23rd day of July, 1998 by and among BRE/WABASH L.L.C. ("WABASH LLC"), a Delaware limited liability company, each of the entities listed in the column entitled City Center Assignors of Schedule A attached to the Agreement (as defined below) (each individually, a "CITY CENTER ASSIGNOR" and collectively, the "CITY CENTER ASSIGNORS"; Wabash LLC and each of the City Center Assignors shall individually be referred to as a "SELLER" and collectively as the "SELLERS"), and PRIME GROUP REALTY, L.P., a Delaware limited partnership ("BUYER").


                                      BACKGROUND

          WHEREAS, Sellers and Buyer are parties to that certain Agreement of Purchase and Sale dated as of July 22, 1998 ("the Agreement") concerning the sale of various interests in the properties known as IBM Plaza Property and City Center Property (such terms are defined in the Agreement; capitalized terms used herein and not defined herein shall have the meanings ascribed in the Agreement); and

          WHEREAS, the Agreement provided Buyer the right to investigate issues concerning the curtain wall of the City Center Property, as more particularly set forth in Section 8.2 of the Agreement; and

          WHEREAS, Buyer has notified the Sellers that it believes that the curtain wall requires or may require certain repairs and Sellers are willing to adjust the Purchase Price under the Agreement in order to provide additional funds for such repairs.

          NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the agreement as follows:

          1. The amount of the Purchase Price as set forth in Section 2.2(a) of the Agreement shall be changed to be: THREE HUNDRED FORTY-NINE MILLION THREE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($349,375,000).

          2. The amount of the Second Closing Installment as set forth in
Section 2.2(a) of the Agreement shall be changed to be: ONE HUNDRED SIXTEEN MILLION SEVENTY-FIVE THOUSAND DOLLARS ($116,075,000).

          3. The Buyer confirms that its rights to terminate the Agreement under
Section 8.2(b) of the Agreement are irrevocably waived.

          4. Except as set forth above the parties confirm and ratify the validity of the Agreement which remains in full force and effect except as modified herein.

          5. This Amendment may be executed in one or more counterparts and facsimile copies shall be effective.

          IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.

                                   BUYER:

                                   PRIME GROUP REALTY, L.P. a Delaware limited partnership

                                        By: Prime Group Realty Trust, a Maryland
                                        real estate investment trust, its
                                        Managing General Partner



                                        By:  /s/ James F. Hoffman
                                           --------------------------------
                                             Name:  James F. Hoffman
                                             Title: Senior Vice President and
                                                    General Counsel

                                   SELLERS:

                                   BRE/WABASH L.L.C., a Delaware limited
                                   liability company


                                   By: /s/ [ILLEGIBLE]
                                      ------------------------------------
                                        Name:
                                        Title:



                                   BLACKSTONE REAL ESTATE
                                   PARTNERS II L.P., a Delaware limited
                                   partnership

                                   By: Blackstone Real Estate
                                    Associates II L.P., a Delaware limited
                                    partnership, general partner

                                    By: Blackstone Real Estate
                                        Management Associates II

                                        L.P., a Delaware limited
                                        partnership, general partner

                                        By: BREA II L.L.C., a Delaware limited
                                            liability company, general partner


                                            By: /s/ T. J. Saylak
                                                --------------------
                                                Name:
                                                Title:


                              BLACKSTONE REAL ESTATE HOLDINGS II L.P., a
                              Delaware limited partnership

                                By: Blackstone Real Estate
                                    Management Associates II L.P., a Delaware
                                    limited partnership, general partner

                                    By: BREA II L.L.C., a Delaware
                                        limited liability company, general
                                        partner


                                        By: /s/ T. J. Saylak
                                            --------------------
                                            Name:
                                            Title:



                              BLACKSTONE REAL ESTATE
                              PARTNERS II.TE.1 L.P., a Delaware limited partnership

                                By: Blackstone Real Estate
                                    Associates II L.P., a Delaware limited
                                    partnership, general partner

                                    By: Blackstone Real Estate
                                        Management Associates II L.P., a
                                        Delaware limited partnership, general
                                        partner

                                        By: BREA II L.L.C., a Delaware limited
                                            liability company, general partner

                                            By: /s/ T. J. Saylak
                                                --------------------
                                                Name:
                                                Title:

                              BLACKSTONE REAL ESTATE
                              PARTNERS II.R (City Center), a New York general partnership

                                By: Blackstone Real Estate
                                    Associates II L.P., a Delaware limited
                                    partnership, general partner

                                    By: Blackstone Real Estate
                                        Management Associates II L.P., a
                                        Delaware limited partnership, general
                                        partner

                                        By: BREA II L.L.C., a Delaware limited
                                            liability company, general partner


                                            By: /s/ T. J. Saylak
                                                --------------------
                                                Name:
                                                Title:



                              BLACKSTONE REAL ESTATE
                              PARTNERS II.TE.3 L.P., a Delaware limited partnership

                                By: Blackstone Real Estate
                                    Associates II L.P., a Delaware limited
                                    partnership, general partner

                                    By: Blackstone Real Estate
                                    Management Associates II L.P., a Delaware
                                    limited partnership, general partner

                                    By: BREA II L.L.C., a Delaware limited
                                        liability company, general partner


                                        By: /s/ T. J. Saylak
                                            --------------------
                                            Name:
                                            Title:

                              BLACKSTONE REAL ESTATE
                              PARTNERS II.TE.4 L.P., a Delaware limited partnership

                                By: Blackstone Real Estate
                                    Associates II L.P., a Delaware limited
                                    partnership, general partner

                                    By: Blackstone Real Estate
                                        Management Associates II L.P., a
                                        Delaware limited partnership, general
                                        partner

                                        By: BREA II L.L.C., a Delaware limited
                                            liability company, general partner


                                            By: /s/ T. J. Saylak
                                                --------------------
                                                Name:
                                                Title:


                              BLACKSTONE REAL ESTATE
                              PARTNERS II.TE.5 L.P., a Delaware limited partnership

                                By: Blackstone Real Estate
                                    Associates II L.P., a Delaware limited
                                    partnership, general partner

                                    By: Blackstone Real Estate
                                        Management Associates II L.P., a
                                        Delaware limited partnership, general
                                        partner

                                        By: BREA II L.L.C., a Delaware limited
                                            liability company, general partner


                                            By: /s/ T. J. Saylak
                                                --------------------
                                                Name:
                                                Title:


                              BLACKSTONE REAL ESTATE
                              INVESTORS (City Center) INC.


                              By: /s/ T. J. Saylak
                                 --------------------
                                   Name:
                                   Title:

                                     SCHEDULE F-1

                             LANDLORD'S WORK IN PROGRESS

                                     SCHEDULE F-1
                        PENDING TENANT IMPROVEMENT ALLOWANCES
                                    ONE IBM PLAZA

--------------------------------------------------------------------------------------------------------------
     TENANT                   DESCRIPTION                             ALLOWANCE      PD TO DATE       BALANCE
--------------------------------------------------------------------------------------------------------------
Coffou Partners     Tenant Improvement Allowance                         35,240           1,588        33,652

Foley Lardner       Tenant Improvement Allowance - Original Lease       694,806               0       694,806
                    Tenant Improvement Allowance - Amendment            208,386               0       208,386

Segal McCambridge   Tenant Improvement Allowance                      1,186,875               0     1,186,875
                    Moving/Drawing Allowance                             31,500               0        31,500
                    Feasibility Study                                    14,836               0        14,836

Alonti Cafe         Tenant Improvement Allowance                        193,480               0       193,480

--------------------------------------------------------------------------------------------------------------
TOTALS                                                                2,365,123           1,588     2,363,535
--------------------------------------------------------------------------------------------------------------

                                     SCHEDULE F-1

                              LANDLORD WORK IN PROGRESS

                                 NATIONAL CITY CENTER

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
TENANT                   DOCUMENT            DESCRIPTION                        OUTSTANDING
                                                                                AMOUNT
---------------------------------------------------------------------------------------------------
National City Bank       4TH EXPANSION       Tenant Improvement allowance       $1,474,020
                                             of $20/RSF on 73,701 RSF
---------------------------------------------------------------------------------------------------
AuditForce               EXPANSION           Tenant improvement allowance       Payment in process
                                             of $30/RSF on 832 RSF
---------------------------------------------------------------------------------------------------
Medias & Regies          LEASE               Tenant Improvement allowance       Payment in process
                                             of $27.06 on 1348 RSF
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                                     SCHEDULE F-2

                                 CONTEMPLATED LEASES

                                     SCHEDULE F-2
                           CONTEMPLATED LEASES IN PROGRESS
                                    ONE IBM PLAZA

----------------------------------------------------------------------------------------------
         TENANT                    AMOUNT OF SPACE                BASIC ECONOMIC TERMS
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 Arthur Andersen L.L.P.               28,672 RSF                       10 Year Term
                                                                 Rent Commencement 2/1/99
                                                             with beneficial occupancy as of
                                                                  completed construction
                                                                       Rental Rates:
                                                                       Yr 1   $19.00
                                                                       Yr 2   $19.50
                                                                       Yr 3   $20.00
                                                                       Yr 4   $20.50
                                                                       Yr 5   $21.00
                                                                       Yr 6   $21.50
                                                                       Yr 7   $22.00
                                                                       Yr 8   $22.50
                                                               Tenant Improvements - $35/SF
                                                                  Commissions - $5.60/SF
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
 The Hertz Corporation        0 Level of Parking Garage                7 Year Term
                          and 980 rsf in the retail portion      Rent Commencement 9/1/98
                                   of the garage                       Rental Rate:
                                                                      Yr 1  $250,000
                                                                  Escalation 3% Annually
                                                              Tenant Improvements - $161,273
                                                                  Commissions - $69,000

----------------------------------------------------------------------------------------------

                                     SCHEDULE F-2

                                 CONTEMPLATED LEASES

                                 NATIONAL CITY CENTER


                                        NONE.

                                     SCHEDULE F-3

                             DEFERRED TENANT IMPROVEMENTS

                                     SCHEDULE F-3
                             DEFERRED TENANT IMPROVEMENTS
                                    ONE IBM PLAZA


--------------------------------------------------------------------------------------------------------
                                                                                         DATE TO BE
         TENANT                              DESCRIPTION OF WORK                         PERFORMED
--------------------------------------------------------------------------------------------------------
Aronberg Goldgehn Davis                 Lease Commitment - Wall Washing                   01/01/01
                                         Lease Commitment - Painting                      01/01/03
                                       Lease Commitment - Wall Washing                    01/01/06
                                         Lease Commitment - Painting                      01/01/08

Jenner & Block                       Replacement of Light Bulbs on Floors                 On Going
                                        25,37,38,39,40E,42,43,44,45,46
                                       Lease Commitment - Wall Washing                    01/01/01
                                               Repaint Premises                           01/01/03
                                       Lease Commitment - Wall Washing                    01/01/06
                                               Repaint Premises                           01/01/08

  Information Management
   Group                                     Carpets and Painting                         08/01/00
IBM Corporation                     Replacement of Light Bulbs on All Floors              On Going

  Lovell White Durrant                                                                    10/31/98
National Parent Teachers Assoc                Shampoo Rug and Paint                       11/28/98

--------------------------------------------------------------------------------------------------------

                                     SCHEDULE F-3

                             DEFERRED TENANT IMPROVEMENTS

                                 NATIONAL CITY CENTER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TENANT             DOCUMENT          DESCRIPTION                   OUTSTANDING
                                                                    AMOUNT
--------------------------------------------------------------------------------
 Baker & Hostetler  9th Addendum to   Tenant Improvement Payments   1999 $91,794
                    Lease                                           2000 $91,794
                                                                    2001 $91,794
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    SCHEDULE F-4


                                  BASE BUILDING WORK

                                      IBM PLAZA

                                                        ESTIMATED
DESCRIPTION:                                       REMAINING COST
------------                                       --------------
Parking Garage Renovation                              $1,730,015

Garage Retail Space Base Building Work                   $300,000

Floors 2 & 3 Base Building Work                        $1,699,284


NOTE: The Contract must address that these items are Seller's responsibility and must be completed and paid for prior to closing or Purchaser will be entitled to a credit at closing.